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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Hospitality Properties Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hospitality Properties Trust

Notice of 2015 Annual Meeting
of Shareholders and Proxy Statement

Monday, June 1, 2015 at 9:30 a.m., local time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Hospitality Properties Trust

It is our pleasure to invite you to join our Board of Trustees and executive officers at Hospitality Properties Trust's 2015 Annual Meeting of Shareholders at our Newton, Massachusetts headquarters. The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the annual meeting.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2015 Annual Meeting of Shareholders. This proxy statement includes a Proxy Summary section that highlights the detailed information included elsewhere in the proxy statement, as well as a Question and Answer section with useful information that is responsive to questions we often receive from shareholders. We know that it is important to provide you the information you are looking for about our Company.

We provide in this proxy statement detailed information about the qualifications of our Trustees and the Trustee nominees and why we believe that they are the right people to represent you. The proxy statement also includes a comprehensive Compensation Discussion and Analysis that clearly explains our executive compensation philosophy and practice.

The Board's responsibility to you is effective oversight and governance of the Company. We continue to appreciate our shareholders taking the time to provide us with valuable insight into their priorities for the Company. With this in mind, we begin this year to implement the annual election of Trustees, as approved by our shareholders at our 2014 Annual Meeting of Shareholders. We continue to work hard to identify and make other meaningful governance enhancements to address shareholder priorities. For example, we have adopted a Trustee share ownership policy. This policy has been incorporated into our Governance Guidelines, which can be found on our Company's website.

Your support is very important to us and to our Company and it is important that your shares be represented and voted at the meeting. Prior to the meeting, I encourage you to sign and return your WHITE proxy card or use telephone or Internet methods to authorize your proxy so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued trust and investment in our Company.

March 31, 2015

On behalf of the Board of Trustees,

Bruce M. Gans, M.D.
Chair of the Nominating and Governance Committee

Hospitality Properties Trust

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Monday, June 1, 2015

9:30 a.m., local time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

The Annual Meeting of Shareholders of Hospitality Properties Trust (the "Company") will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Monday, June 1, 2015, at 9:30 a.m., local time. The purposes of the meeting are:

1.
to elect the two Trustee nominees identified in the accompanying proxy statement to the Company's Board of Trustees;

2.
to approve a proposal requiring shareholder ratification of any election by the Company to be subject to the Maryland Unsolicited Takeovers Act;

3.
to hold an advisory vote to approve named executive officer compensation;

4.
to ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2015 fiscal year; and

5.
to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Trustees set January 21, 2015 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive this notice of the meeting; and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

You are invited to attend the Annual Meeting of Shareholders in person and we hope that you will be able to join us on June 1. To ensure that your vote is counted at the meeting, however, please vote or authorize a proxy as promptly as possible.

March 31, 2015

Newton, Massachusetts

By Order of the Board of Trustees,

Jennifer B. Clark
Secretary

The Company encourages each shareholder to promptly sign and return the enclosed WHITE proxy card or to use telephone or Internet methods to authorize a proxy. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or Internet, or how to attend the 2015 Annual Meeting of Shareholders and vote shares in person.

 HOSPITALITY PROPERTIES TRUST     2015 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU—VOTE TODAY

As a shareholder of Hospitality Properties Trust, your vote is important. Please carefully review the proxy materials for the 2015 Annual Meeting of Shareholders and follow the instructions below to authorize a proxy to cast your vote on all of the voting matters.

Voting Matters and Board Recommendations

The Board's Recommendation

Election of Trustees (page 15)	FOR
Proposal Requiring Shareholder Ratification of any Election by the Company to be Subject to the Maryland Unsolicited Takeovers Act (page 56)	FOR
Advisory Vote to Approve Named Executive Officer Compensation (page 58)	FOR
Ratification of Independent Auditors (page 59)	FOR

Advance Voting Methods

Even if you plan to attend the 2015 Annual Meeting of Shareholders in person, please authorize a proxy to vote your shares right away using one of the following advance voting methods (see page 8 for additional details). Make sure to have your WHITE proxy card or voting instruction form in hand and follow the instructions.

Depending on where you hold your shares, you can vote in advance in one of three ways:

Visit the website listed on your WHITE proxy card/voting instruction form to authorize a proxy VIA THE INTERNET.
Call the telephone number on your WHITE proxy card/voting instruction form to authorize a proxy BY TELEPHONE.
Sign, date and return your WHITE proxy card/voting instruction form to authorize a proxy BY MAIL.

Voting at the 2015 Annual Meeting of Shareholders

All shareholders of record may vote in person at the 2015 Annual Meeting of Shareholders, which will be held on Monday, June 1, 2015 at 9:30 a.m., local time, at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458. Beneficial owners may vote in person at the meeting if they have a valid proxy, as described in the response to question 17 on page 13 of "Questions and Answers."

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 16 beginning on page 12 of "Questions and Answers" for important details on admission requirements.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the Company's 2014 performance, please review the Company's Annual Report on Form 10-K to shareholders for the year ended December 31, 2014.

Items of Business at the 2015 Annual Meeting of Shareholders

Item 1:	Election of the Trustee nominees identified in this proxy statement to the Company's Board of Trustees (the "Board").
Item 2:	Approval of a proposal requiring shareholder ratification of any election by the Company to be subject to the Maryland Unsolicited Takeovers Act.
Item 3:	Advisory vote to approve named executive officer compensation.
Item 4:	Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2015 fiscal year.

Trustees (page 19)

The following table provides summary information about the Company's Trustees.

Name	Age	Trustee Since	Primary Occupation	Other Public Company Boards

Bruce M. Gans, M.D.*†	68	2009	Executive Vice President and Chief Medical Officer at the Kessler Institute for Rehabilitation	1
John L. Harrington*	78	1995	Chairman of the Board of Trustees of the Yawkey Foundation	3
William A. Lamkin*	55	2007	Partner in Ackrell Capital LLC	1
Adam D. Portnoy†	44	2007	President and Chief Executive Officer of Reit Management & Research LLC	4
Barry M. Portnoy	69	1995	Chairman of Reit Management & Research LLC	6

*
Independent Trustee
†
2015 Trustee Nominee

Code of Business Conduct and Ethics (page 34)

In December 2014, the Company adopted revisions to its Code of Business Conduct and Ethics (the "Code") to, among other things:

  •
  clarify that senior level officers of Reit Management & Research LLC ("RMR"), which provides management services to the Company, are subject to the Code and that other employees of RMR are subject to the Code to the extent involved in RMR's services to the Company;

  •
  by reference to the new Insider Trading Policies and Procedures of the Company, prohibit members of the Board, the Company's executive officers and additional designated insiders from (i) engaging in short sale transactions, trading of publicly traded options or engaging in hedging transactions with respect to the Company's securities, (ii) pledging Company securities or (iii) holding Company securities in a margin account;

 HOSPITALITY PROPERTIES TRUST     2015 Proxy Statement    3

  •
  set quarterly blackout periods during which members of the Board, the Company's executive officers and additional designated insiders may not engage in open market transactions in Company securities;

  •
  include provisions and guidelines to facilitate the use of 10b5-1 trading plans;

  •
  enhance guidelines on limitations on political contributions and activities by or on behalf of the Company and set pre-clearance and notification procedures for political contributions or similar expenditures that may be made by the Company or certain covered persons; and

  •
  remind covered persons that they need to comply with laws restricting the ability of the Company and its employees to give gifts, including meals and entertainment, to public officials and employees.

Annual Election of Trustees (page 15)

In 2014, the Company amended its Declaration of Trust to provide for the annual election of Trustees beginning with the 2015 Annual Meeting of Shareholders. This amendment was approved by holders of more than 71% of the outstanding common shares of beneficial interest of the Company ("Common Shares") at the 2014 Annual Meeting of Shareholders. Trustees elected prior to this amendment were elected to serve three-year terms. Beginning with the 2015 Annual Meeting of Shareholders, the Trustees up for election at an Annual Meeting of Shareholders will stand for election for a one-year term.

Trustee Share Ownership Policy (page 34)

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. The Company amended its Governance Guidelines in 2014 to codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) June 10, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

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Governance Highlights (page 26)

The Company is committed to good corporate governance, which promotes the long-term interests of its shareholders, strengthens the Board, increases management's accountability and helps build public trust in the Company. This commitment is reflected in various aspects of the Company's corporate governance, including:

2014 Compensation (page 52)

Set forth below is a summary of the 2014 compensation from the Company for each of the Company's named executive officers, as determined under Securities and Exchange Commission rules. See the Compensation Discussion and Analysis beginning on page 48 and the 2014 Summary Compensation Table on page 52 and the accompanying tables and notes for more information.

Name and Principal Position	Stock Awards	All Other Compensation	Total

John G. Murray President and Chief Operating Officer	$213,750	$21,119	$234,869
Mark L. Kleifges Treasurer and Chief Financial Officer	213,750	21,119	234,869
Ethan S. Bornstein Senior Vice President	213,750	21,119	234,869

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Compensation Philosophy (page 48)

The Company's compensation program for its executive officers is designed to recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and align the interests of the Company's executives with those of the Company's shareholders. The Compensation Committee also believes that executive compensation should be tied to Company performance.

Important Dates for the 2016 Annual Meeting of Shareholders (page 35)

•
Shareholder proposals submitted for inclusion in the Company's 2016 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by December 2, 2015.

•
Notice of shareholder proposals to be raised at the Company's 2016 Annual Meeting of Shareholders outside of Rule 14a-8 must be received by the Company by December 2, 2015 and not earlier than November 2, 2015.

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Hospitality Properties Trust

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

March 31, 2015

PROXY STATEMENT

The Board of Trustees of Hospitality Properties Trust (the "Board") is furnishing you this proxy statement to solicit proxies to be voted at the 2015 Annual Meeting of Shareholders of Hospitality Properties Trust, a Maryland real estate investment trust (the "Company"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Monday, June 1, 2015, at 9:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company is first furnishing the proxy materials to shareholders on or about March 31, 2015.

All properly executed written proxies, and all properly completed proxies submitted by telephone or Internet, that are delivered pursuant to this solicitation will be voted at the annual meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of common shares of beneficial interest of the Company ("Common Shares") as of the close of business on January 21, 2015, the record date, are entitled to notice of, and to vote at, the meeting and at any adjournments or postponements of the meeting. Each owner of record of Common Shares on the record date is entitled to one vote for each Common Share held. On January 21, 2015, there were 149,931,202 Common Shares issued and outstanding. The Common Shares are listed on the New York Stock Exchange (the "NYSE").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, JUNE 1, 2015.

In accordance with the rules of the Securities and Exchange Commission, the Company advises you of the availability on the Internet of the proxy materials related to the 2015 Annual Meeting of Shareholders. These rules allow companies to provide access to proxy materials in one of two ways. Because the Company has elected to use the "full set delivery" option, the Company is delivering to all shareholders paper copies of all the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

The Notice of Annual Meeting, Proxy Statement and Annual Report to shareholders for the year ended December 31, 2014, are also available at www.proxyvoting.com/htpdocuments. If you plan to attend the meeting in person, you may obtain directions to the meeting location by submitting a written request to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2015 Annual Meeting of Shareholders include the Notice of Annual Meeting, this proxy statement, the Company's Annual Report on Form 10-K to shareholders for the year ended December 31, 2014 (the "Annual Report") and a WHITE proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. The Company has designated the following three persons as proxies for the 2015 Annual Meeting of Shareholders: John G. Murray, President and Chief Operating Officer; Jennifer B. Clark, Secretary; and Barry M. Portnoy, Managing Trustee.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record with respect to those shares. If your shares are held in an account you own at a bank, brokerage or other institution, you are considered the "beneficial owner" of those shares.

3. What shares are included on the proxy card?

If you are a shareholder of record, you should receive from the Company one WHITE proxy card for all the Common Shares you hold in certificate form and in book-entry form.

If you are a beneficial owner, you will receive a WHITE voting instruction form from the bank, broker or other nominee through which you own your Common Shares. If you hold some shares of record and some shares beneficially, you may receive separate proxies for the shares you own each way.

4. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record, you should have received a WHITE written proxy card with your proxy materials. If you need a replacement written proxy card, you may request one by contacting the Company's Secretary. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern Time on May 31, 2015.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone using the toll-free telephone number on the WHITE proxy card, or through the Internet, using the procedures and instructions described in the WHITE proxy card. If you are a beneficial owner, you can authorize a proxy to vote your shares by touchtone telephone using the toll-free telephone number on the WHITE voting instruction form, or through the Internet, using the procedures and instructions described in the WHITE voting instruction form. The telephone and Internet proxy authorization procedures are designed to authenticate shareholders' identities, to allow shareholders to

 HOSPITALITY PROPERTIES TRUST     2015 Proxy Statement    8

vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on May 31, 2015.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 17.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow & Co., LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (855) 292-8186
Banks and Brokers Call Collect: (203) 658-9400

5. What are my voting choices for each of the proposals to be voted on at the 2015 Annual Meeting of Shareholders and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Trustees	• vote in favor of both Trustee nominees;
• vote against both Trustee nominees;
• vote in favor of one Trustee nominee and vote against the other Trustee nominee;
• vote in favor or against one Trustee nominee and abstain from voting with respect to the other Trustee nominee; or
• abstain from voting with respect to both Trustee nominees.
	The Board recommends a vote FOR both Trustee nominees.	Majority of votes cast
Item 2: Proposal Requiring Shareholder Ratification of any Election by the Company to be Subject to the Maryland Unsolicited Takeovers Act
• vote in favor of the proposal;
• vote against the proposal; or
• abstain from voting on the proposal.
	The Board recommends a vote FOR the approval of the proposal requiring shareholder ratification of any election by the Company to be subject to the Maryland Unsolicited Takeovers Act.	Majority of votes cast
Item 3: Advisory Vote to Approve Named Executive Officer Compensation*
• vote in favor of the advisory proposal;
• vote against the advisory proposal; or
• abstain from voting on the advisory proposal.
	The Board recommends a vote FOR the advisory vote to approve named executive officer compensation.	Majority of votes cast
Item 4: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors**	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
As an advisory vote, the proposal to approve named executive officer compensation is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, and the Board each value the opinions expressed by shareholders and will consider the outcome of these votes when making future decisions.

**
The Audit Committee, composed 100% of Independent Trustees, appoints the Company's independent auditors. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

 HOSPITALITY PROPERTIES TRUST     2015 Proxy Statement    9

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy?

Shareholders should specify their choice for each matter on the WHITE proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•
FOR the election of both Trustee nominees identified in this proxy statement;

•
FOR the proposal requiring shareholder ratification of any election by the Company to be subject to the Maryland Unsolicited Takeovers Act;

•
FOR the advisory vote to approve named executive officer compensation; and

•
FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of Trustees, the proposal relating to the Maryland Unsolicited Takeovers Act and the advisory vote to approve named executive officer compensation are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2015 Annual Meeting of Shareholders. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2015 Annual Meeting of Shareholders shall constitute a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals. Abstentions and broker non-votes will have no effect on the outcome of any of the Items.

9. What can I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders can revoke a proxy prior to the completion of voting at the meeting by:

•
giving written notice to the Secretary of the Company at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458;

•
delivering a later-dated proxy; or

•
voting in person at the meeting (if you are a beneficial owner, see the response to question 17).

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10. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

The Notice of Annual Meeting, this proxy statement and the Annual Report are available at www.proxyvoting.com/hptdocuments. You may access these proxy materials on the Internet through the conclusion of the annual meeting.

Instead of receiving future copies of the Company's notices of annual meetings, proxy statements and annual reports to shareholders by mail, shareholders of record and most beneficial owners can elect to receive these materials electronically. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site. If you want to receive electronic copies of future proxy materials, please follow the directions below. There is no charge to you for requesting electronic copies of future proxy materials.

  •
  If you are a beneficial owner, you may request to receive an e-mail copy of future proxy materials by visiting www.proxyvote.com or by calling (800) 454-8683 and following the instructions as prompted. You will need the information printed on your WHITE voting instruction form.

  •
  If you are a shareholder of record, you may request to receive an e-mail copy of future proxy materials by visiting www.proxyvoting.com/hpt or by calling (877) 210-0269 and following the instructions. You will need the information printed on your WHITE proxy card.

11. Who counts the votes?

The Company will retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.

12. When will the Company announce the voting results?

The Company will report the final results in a press release, which will be available on the Company's website, and in a Current Report on Form 8-K filed with the SEC following the completion of the 2015 Annual Meeting of Shareholders.

13. Does the Company have a policy about Trustees' attendance at Annual Meetings of Shareholders?

Pursuant to the Company's Governance Guidelines, the Company expects each Trustee to attend the Company's Annual Meetings of Shareholders. All of the Trustees attended the 2014 Annual Meeting of Shareholders. You may view the Governance Guidelines at the Company's website, www.hptreit.com.

14. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow & Co., LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee, depending upon the activities undertaken, of up to $200,000, of which $50,000 has been incurred to date, plus reimbursement of expenses. Morrow expects that approximately 50 of its employees will assist in the solicitation. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. The Company will also request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. The Company will reimburse those firms for their expenses.

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The Company's other expenses related to the solicitation of proxies in excess of those normally spent for an Annual Meeting of Shareholders as a result of a potential proxy solicitation by a shareholder are expected to be approximately $25,000, of which approximately $10,000 has been incurred to date.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by Reit Management & Research LLC ("RMR") and its directors, officers and employees, by mail, telephone or other electronic means or in person.

15. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), only one copy of the Notice of Annual Meeting, this proxy statement and the Annual Report will be delivered to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies of those documents. This practice is known as "householding."

The Company will promptly deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8232. If you want to receive separate copies of the Company's notices of annual meetings, proxy statements and annual reports to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Company at the above address or telephone number.

Annual Meeting Information

16. How do I attend the 2015 Annual Meeting of Shareholders in person?

IMPORTANT NOTE: If you plan to attend the annual meeting, you must follow these instructions to ensure admission.

All attendees will need to bring photo identification for admission. Please note that cameras or audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices that you have with you must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders of the Company as of the record date (January 21, 2015) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

  •
  Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank, nominee or other institution, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank, nominee or other institution confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 17.

  •
  Authorized named representatives: If you are a shareholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify the Company of your intent by regular mail to the Company's Secretary, by e-mail to secretary@hptreit.com or by fax to (617) 969-5730. Requests for authorized named representatives to attend the meeting must be received no later than Thursday, May 7, 2015.

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    Please include the following information when submitting your request:

    (1)
    Your name and complete mailing address;

    (2)
    Proof that you owned shares of the Company as of January 21, 2015 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

    (3)
    A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

  Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8232.

17. How can I vote at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2015 Annual Meeting of Shareholders, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will also need to follow the procedures described in the response to question 16 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 16. However, you will not be able to vote your shares at the meeting. Accordingly, the Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

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Company Documents, Communications and Shareholder Proposals

18. How can I view or request copies of the Company's documents and SEC filings?

The Company's website contains the Company's Governance Guidelines, Board Committee charters, the Code of Business Conduct and Ethics (the "Code") and the Company's SEC filings. To view these documents, go to www.hptreit.com, click on "Investors" and click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.hptreit.com, click on "Investors," click on "Financial Information" and click on "SEC Filings."

The Company will promptly deliver free of charge, upon request, a copy of the Governance Guidelines, the Board Committee charters or the Code to any shareholder requesting a copy. Requests should be directed to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Company will promptly deliver free of charge, upon request, a copy of the Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

19. How can I communicate with the Company's Trustees?

Any shareholder or other interested person who desires to communicate with the Company's Independent Trustees or any Trustees, individually or as a group, may do so by filling out a report at the Company's website, www.hptreit.com, by calling the Company's toll-free confidential message system at (866) 511-5038 or by writing to the party for whom the communication is intended, c/o Secretary, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company's Secretary will then deliver any communication to the appropriate party or parties.

20. How do I submit a proposal for action at the 2016 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2016 Annual Meeting of Shareholders must be received as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by December 2, 2015.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in the Company's Bylaws and must be received by the Company by December 2, 2015 and not earlier than November 2, 2015.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 35 of this proxy statement.

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ELECTION OF TRUSTEES (ITEM 1)

The Board is elected by the shareholders to oversee the Company's business. The Board serves as the ultimate decision making body of the Company, except for those matters reserved to or shared with the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

The Company's Declaration of Trust provides that the number of Trustees shall be determined by the Board. Currently, the number of the Company's Trustees is fixed at five.

In 2014, the Company's Declaration of Trust was amended to provide for the annual election of Trustees. This amendment was recommended by our Board and approved by holders of more than 71% of the outstanding Common Shares at the 2014 Annual Meeting of Shareholders. Trustees elected prior to this amendment were elected to serve three-year terms. Beginning with the 2015 Annual Meeting of Shareholders, the Trustees up for election at an Annual Meeting of Shareholders will stand for election for a one-year term. Two Trustees stand for election, at the 2015 Annual Meeting of Shareholders.

A majority of votes cast is required to elect a Trustee at the 2015 Annual Meeting of Shareholders.

Trustee Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. Nominees may be suggested to the Nominating and Governance Committee by Trustees, the Company's officers, shareholders or, in some cases, by a third party firm engaged for the purpose of identifying qualified nominees.

Shareholder Recommendations for Nominees. Shareholders who would like the Nominating and Governance Committee to consider their recommendations for nominees for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee and the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by e-mail at secretary@hptreit.com. A shareholder's recommendation should contain or be accompanied by the information and documents required by the Company's Bylaws and other information that the recommending shareholder believes to be relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders that are made in accordance with these procedures will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates considered by it.

Shareholder Nominations for Trustee. The Company's Bylaws also provide that shareholders of the Company may nominate a person for election to the Board. For more information on how shareholders can nominate Trustees for election to the Board at future Annual Meetings of Shareholders, see "Shareholder Nominations and Other Proposals" on page 35.

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Trustee Qualifications

Trustees are responsible for overseeing the Company's business. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Trustees, qualifications applicable to Independent Trustees and Managing Trustees and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Trustee. The Board consists of Independent Trustees and Managing Trustees. Independent Trustees are not employees or affiliates (as such term is defined in the Company's Declaration of Trust) of RMR, are not officers of the Company, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and the SEC. Managing Trustees have been employees of RMR or involved in the Company's day to day activities for at least one year prior to their election. The Board and the Nominating and Governance Committee consider the qualifications of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Trustees

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Trustee be a recognized person of high integrity with a proven record of success in his or her field. Each Trustee must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long-term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Trustee candidates to assess intangible qualities, including the individual's ability to ask difficult questions and, simultaneously, to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

In addition, the Company's Bylaws require that candidates submit detailed personal and financial information required in connection with the Company's regulation by state gaming authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long-term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy

•

Knowledge of commercial real estate industry and real estate investment trusts ("REITs")

•

Familiarity with hospitality and entertainment businesses and management contract and franchise agreement trends

•

Familiarity with travel center, quick service restaurant, truck repair and convenience store businesses, and related leasing trends

•

Management/leadership experience

•

Knowledge of the Company's historical business activities

•

Familiarity with the public capital markets

•

Work experience

The Board must constantly evaluate the Company's strategic direction in light of current real estate trends and trends in the hotel and travel center industries.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations

•

Understanding of the impact of financial market trends on the real estate industry

The Board meets frequently and, at times, on short notice to consider time-sensitive issues.	• Sufficient time and availability to devote to Board and committee matters • Practical wisdom and mature judgment • Flexibility

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	• Risk oversight/management expertise • Service on other public company boards and committees • Operating business experience

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2015 Nominees for Trustee

The following table sets forth the names of the Trustee nominees and those Trustees who will continue to serve after the 2015 Annual Meeting of Shareholders, as well as certain other information about the Trustees:

Name	Position	Group	Current Term Expires

Bruce M. Gans, M.D.*	Independent Trustee	II	2015
Adam D. Portnoy*	Managing Trustee	II	2015
William A. Lamkin	Independent Trustee	III	2016
John L. Harrington	Independent Trustee	I	2017
Barry M. Portnoy	Managing Trustee	I	2017

* 2015 Trustee nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Dr. Bruce M. Gans for election as the Independent Trustee in Group II and Mr. Adam D. Portnoy for election as the Managing Trustee in Group II. Each of the Trustee nominees currently serves on the Board. If elected, each nominee would hold office until the Company's 2016 Annual Meeting of Shareholders.

The Board has no reason to believe that either Dr. Gans or Mr. Portnoy will be unable or unwilling to serve if elected. However, if either nominee should become unable to serve or for good cause unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Trustee nominees would contribute to an effective Board serving the Company's long-term best interests. The Board and the Nominating and Governance Committee believe that the Trustee nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.

Included in each Trustee's and Trustee nominee's biography below is an assessment of the specific qualifications, attributes, skills and experience of such Trustee or Trustee nominee based on the qualifications described above.

Each Trustee nominee will be elected if he receives a majority of the votes cast, in person or by proxy, at the 2015 Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the election of both Trustee nominees.

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Trustees and Executive Officers

The following are the ages and recent principal occupations, as of March 31, 2015, of the Company's Trustees, Trustee nominees and executive officers. The business address of the Trustees, Trustee nominees and executive officers is c/o Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Trustee's biography below is an assessment of such Trustee based on the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Trustee qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Trustee, please see "Election of Trustees" beginning on page 15.

Trustee Nominees

Bruce M. Gans, M.D.

Independent Trustee since 2009

Class/Term: Group II with a term expiring at the 2015 Annual Meeting of Shareholders. If elected, at the meeting, his term will expire at the 2016 Annual Meeting of Shareholders.

Age: 68

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Five Star Quality Care, Inc. (since 2001)

Dr. Gans has been Executive Vice President and Chief Medical Officer at the Kessler Institute for Rehabilitation since 2001. He is also a Professor of Physical Medicine and Rehabilitation at Rutgers University—New Jersey Medical School. Previously, Dr. Gans served as President and Chief Executive Officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or coauthored more than 40 articles in peer-reviewed publications and 28 abstracts and has served on editorial boards for many medical journals, including serving currently as Associate Editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has also served as President of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability, including through his service in many professional, academic and civic leadership positions;

•

business experience as the chief executive of a large medical organization;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Declaration of Trust and Bylaws.

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Adam D. Portnoy

Managing Trustee since 2007

Class/Term: Group II with a term expiring at the 2015 Annual Meeting of Shareholders. If elected at the meeting, his term will expire at the 2016 Annual Meeting of Shareholders.

Age: 44

Other Public Company Boards: Senior Housing Properties Trust (since 2007); Government Properties Income Trust (since 2009); RMR Real Estate Income Fund (and its predecessor funds) (since 2009); Select Income REIT (since 2011); Equity Commonwealth (formerly CommonWealth REIT) (2006-2014)

Mr. Portnoy has been an executive officer of RMR since 2003 and currently is the President, Chief Executive Officer and a Director of RMR. Additionally, Mr. Portnoy is an owner of RMR and of RMR Advisors, Inc. ("RMR Advisors"), an SEC registered investment adviser. Mr. Portnoy has been President and Director of RMR Advisors since 2007 and was a Vice President prior to that time since 2003. Mr. Portnoy was President of Equity Commonwealth ("EQC") from 2011 to 2014 and was an Executive Vice President of EQC from 2003 through 2006. He was President of Government Properties Income Trust from 2009 until 2011. He was also President of RMR Real Estate Income Fund (and its predecessor funds) from 2007 until 2015 and was President of RMR Funds Series Trust from 2007 until its dissolution in 2009 (RMR Real Estate Income Fund, its predecessor funds and RMR Funds Series Trust are collectively referred to herein as the "RMR Funds"). Prior to becoming President in 2007, Mr. Portnoy served as Vice President of the RMR Funds beginning in 2004. Prior to joining RMR in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette, working in private equity at the International Finance Corporation (a member of The World Bank Group) and DLJ Merchant Banking Partners, and serving as Chief Executive Officer of a telecommunications company. Mr. Portnoy is also currently a member of the Board of Trustees of Occidental College and serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts. Mr. Adam Portnoy is the son of Mr. Barry Portnoy, the Company's other Managing Trustee, and the brother-in-law of Mr. Ethan Bornstein, the Company's Senior Vice President.

In evaluating Mr. Portnoy's renomination to the Board, the Nominating and Governance Committee considered Mr. Portnoy's service on four other public company boards. Because Mr. Portnoy is President, Chief Executive Officer and a Director of RMR and, therefore, engaged full time in the business of the companies that RMR manages and because Mr. Portnoy is a tireless executive who is always engaged, the Nominating and Governance Committee determined that Mr. Portnoy had adequate time and attention to meet the time commitments required to be an effective Trustee. Accordingly, the Nominating and Governance Committee determined that "overboarding" was not problematic with respect to Mr. Portnoy.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the commercial real estate industry and REITs;

•

leadership position with RMR;

•

public company director service;

 HOSPITALITY PROPERTIES TRUST     2015 Proxy Statement    20

•

demonstrated management ability;

•

experience in investment banking and private equity;

•

government organization service;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with the Company's manager; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

Trustees

William A. Lamkin

Independent Trustee since 2007

Class/Term: Group III with a term expiring at the 2016 Annual Meeting of Shareholders

Age: 55

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Select Income REIT (since 2012); Equity Commonwealth (2006-2014)

Mr. Lamkin has been a partner in Ackrell Capital LLC, a San Francisco based investment bank, since 2003. Previously, he was employed as a financial consultant and as an investment banker, including as a Senior Vice President in the investment banking division of ABN AMRO, Incorporated. Prior to working as a financial consultant and as an investment banker, Mr. Lamkin was a practicing attorney.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the commercial real estate and investment banking industries;

•

work on public company boards and board committees;

•

demonstrated management ability;

•

experience in capital raising and strategic business transactions;

•

professional training, skills and expertise in, among other things, legal and finance matters;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Declaration of Trust and Bylaws.

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John L. Harrington

Independent Trustee since 1995

Class/Term: Group I with a term expiring at the 2017 Annual Meeting of Shareholders

Age: 78

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Senior Housing Properties Trust (since 1999); RMR Real Estate Income Fund (and its predecessor funds) (since 2002); Government Properties Income Trust (since 2009)

Mr. Harrington has been Chairman of the Board of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a Trustee of the Yawkey Foundation since 1982 and as Executive Director from 1982 to 2006. He was also a Trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's Vice President and Chief Financial Officer prior to that time. He was President of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002. Mr. Harrington served as a Director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a Member of the Major League Baseball Executive Council from 1998 to 2001, Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980, Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966. He was an Independent Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

service with government and experience in public policy matters;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Declaration of Trust and Bylaws.

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Barry M. Portnoy

Managing Trustee since 1995

Class/Term: Group I with a term expiring at the 2017 Annual Meeting of Shareholders.

Age: 69

Other Public Company Boards: Senior Housing Properties Trust (since 1999); Five Star Quality Care, Inc. (since 2001); RMR Real Estate Income Fund (and its predecessor funds) (since 2002); TravelCenters of America LLC (since 2006); Government Properties Income Trust (since 2009); Select Income REIT (since 2011); Equity Commonwealth (1986-2014)

Mr. Portnoy is an owner of RMR and of RMR Advisors. Mr. Portnoy has been an owner and a Director of RMR (and its predecessor) since its founding in 1986, a full time employee of RMR since 1997, the Chairman of RMR since 1998 and a Director and Vice President of RMR Advisors since 2002. Mr. Portnoy was an Interested Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Portnoy practiced law for many years as a partner in, and chairman of, a law firm until 1997. Mr. Barry Portnoy is the father of Mr. Adam Portnoy, the Company's other Managing Trustee, and the father-in-law of Mr. Ethan Bornstein, the Company's Senior Vice President.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the commercial real estate industry and REITs;

•

leadership position with RMR;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with the Company's manager; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

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Executive Officers

John G. Murray

President and Chief Operating Officer since 1996

Assistant Secretary since 2008

Age: 54

Mr. Murray has served in various capacities with RMR and its affiliates for more than 20 years, including as an Executive Vice President of RMR (and its predecessors) since 1993. Mr. Murray is a member of the 2014 board of directors of the American Hotel & Lodging Association ("AH&LA"), representing the owners' segment of the AH&LA. Mr. Murray was also the Company's Secretary from 1996 to 2008.

Mark L. Kleifges

Treasurer and Chief Financial Officer since 2002

Age: 54

Mr. Kleifges has been an Executive Vice President of RMR since 2008 and has served in various capacities with RMR and its affiliates for more than ten years. Mr. Kleifges was a Vice President of RMR Advisors from 2003 to 2004 and since 2004 has been its Treasurer. He has also served as Treasurer of the RMR Funds since their respective formations beginning in 2002, until, with respect to a particular fund, its merger out of existence or dissolution, and is currently serving as Treasurer of RMR Real Estate Income Fund. Mr. Kleifges is a certified public accountant and was previously a partner at Arthur Andersen LLP. Mr. Kleifges has also been Treasurer and Chief Financial Officer of Government Properties Income Trust since 2011.

Ethan S. Bornstein

Senior Vice President since 2008

Age: 41

Before assuming his current position, Mr. Bornstein was the Company's Vice President for more than nine years. Mr. Bornstein has also served in various capacities with RMR and its affiliates for more than twelve years, including as a Senior Vice President of RMR since 2008. Mr. Bornstein's is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.

Except as noted with regard to Mr. Barry Portnoy, Mr. Adam Portnoy and Mr. Bornstein, there are no family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR is a privately owned company that provides management services to public and private companies, including the Company, Government Properties Income Trust, Select Income REIT, Senior Housing Properties Trust, Five Star Quality Care, Inc. and TravelCenters of America LLC ("TA"). Government Properties Income Trust is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants. Select Income REIT is a publicly traded REIT that primarily owns net leased, single tenant properties. Senior Housing Properties Trust is a publicly traded REIT that primarily owns healthcare, senior living and medical office buildings. Five Star Quality Care, Inc. is a publicly traded real estate based operating company in the healthcare and senior living services business. TA is a publicly traded real estate based operating company in the travel center and convenience store businesses. RMR Advisors, an affiliate of RMR, is an SEC registered investment adviser to the RMR Funds, which are or were investment companies registered under the Investment Company Act of 1940, as amended. The foregoing entities may be considered to be affiliates of the Company.

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TRUSTEE COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share grants awarded to Trustees and making recommendations to the Board regarding cash compensation paid to Trustees for Board, committee and committee chair services. Managing Trustees do not receive cash compensation for their services as Trustees but do receive Common Share grants. The number of Common Shares granted to each Managing Trustee is the same as the number granted to each Independent Trustee.

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. To this end, the Company amended its Governance Guidelines in 2014 to codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) June 10, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

In determining the amount and composition of each Trustee's compensation, the Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of Trustees generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to trustees or directors by comparable companies, including the compensation of trustees and directors of other companies managed by RMR. The Board reviews the Compensation Committee's recommendations regarding Trustee cash compensation and determines the amount of such compensation.

2014 Annual Compensation

Each Independent Trustee receives an annual fee of $35,000 for services as a Trustee, plus a fee of $1,000 for each meeting attended. Up to two $1,000 fees are paid if a Board meeting and one or more Board committee meetings are held on the same date. In addition, each Trustee received a grant of 2,500 Common Shares in 2014.

Each Independent Trustee who served as a committee chair of the Company's Audit, Compensation and Nominating and Governance Committees received an additional annual fee of $12,500, $7,500 and $7,500, respectively. Trustees are reimbursed for out of pocket costs they incur from attending continuing education programs and for travel expenses incurred in connection with their duties as Trustees.

The following table details the total compensation of the Company's Trustees for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)**	Stock Awards ($)***	All Other Compensation ($)	Total ($)

Bruce M. Gans	$61,500	$73,200	$—	$134,700
John L. Harrington	66,500	73,200	—	139,700
William A. Lamkin	66,500	73,200	—	139,700
Barry M. Portnoy*	—	73,200	—	73,200
Adam D. Portnoy*	—	73,200	—	73,200

*
Managing Trustees do not receive cash compensation for their services as Trustees.

**
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2014. In addition to the $35,000 annual cash fee, each of Messrs. Gans, Harrington and Lamkin earned an additional $7,500, $7,500 and $12,500, respectively, for service as a committee chair in 2014. Messrs. Gans, Harrington and Lamkin earned an additional $19,000, $24,000 and $19,000, respectively, in fees for meetings attended in 2014.

***
Equals the number of shares multiplied by the closing price of the Common Shares on the grant date. This is also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation. All share grants to Trustees vest at the time of grant.

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CORPORATE GOVERNANCE

The Company is committed to good corporate governance, which promotes the long-term interests of its shareholders, strengthens Board and management accountability and helps build public trust in the Company. The Board has established Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as general qualification standards for the Board, Trustee responsibilities, Board meetings and committees, Trustee compensation, evaluation of management and management succession. The Board regularly reviews developments in corporate governance and updates the Company's Governance Guidelines and other governance materials as it deems necessary and appropriate.

The Nominating and Governance Committee and the Board as a whole regularly review and consider governance enhancements and value the views of the Company's shareholders on these points. As a result, among other governance initiatives, the Board amended the Company's Declaration of Trust to provide for the annual election of Trustees and adopted a Trustee share ownership policy.

The governance section of the Company's website makes available the Company's corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.hptreit.com, click on "Investors" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 18 in the "Questions and Answers" section on page 14.

Board Leadership Structure

The Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. Importantly, all Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of the Trustees is to exercise sound, informed and independent business judgment in overseeing and controlling the Company and its strategic direction. The Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public, private for-profit and non-profit organizations and law firms, and have also served as government officials and in academia. The Trustees have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. This is one of the many ways the Trustees oversee the business and provide advice and counsel to the Company's management.

The Company does not have a Chairman of the Board or a lead Independent Trustee. The Company's President and Treasurer are not members of the Board, but they regularly attend Board and Board committee meetings, as does the Company's Director of Internal Audit. Other officers of RMR also sometimes attend Board and Board committee meetings at the invitation of the Board. The Company's President, any Managing Trustee or any two Independent Trustees may call a special meeting. The Company's Managing Trustees, in consultation with the Company's President, Treasurer, Secretary and Director of Internal Audit, set the agenda for Board meetings. Any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, the President or the Treasurer. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

Pursuant to the Company's Governance Guidelines, the Company's Independent Trustees meet at least once each year without management. The presiding Trustee at these meetings is the Chair of the Audit Committee, unless the Independent Trustees in attendance select another Independent Trustee to preside. The Company's Independent Trustees also meet to consider Company business without the

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attendance of the Managing Trustees or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

In 2014, the Board held eight meetings. In 2014, each Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he served. All of the Trustees attended last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.hptreit.com.

Independence of Trustees

Under the corporate governance listing standards of the NYSE, the Board must consist of a majority of independent trustees. Under NYSE corporate governance listing standards, to be considered independent:

  •
  the trustee must not have a disqualifying relationship, as defined in these NYSE standards; and

  •
  the Board must affirmatively determine that the trustee otherwise has no material relationship with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company. To aid in the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Company's Declaration of Trust and Bylaws also require that a majority of the Board be Independent Trustees. Under the Company's Declaration of Trust and Bylaws, Independent Trustees are not employees or affiliates (as such term is defined in the Company's Declaration of Trust) of RMR, are not officers of the Company, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and SEC.

The Board regularly, and at least annually, affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes NYSE and SEC criteria, as well as the Company's Declaration of Trust and Bylaws. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. As a result of its annual review, the Board has determined that Bruce M. Gans, M.D., John L. Harrington and William A. Lamkin currently qualify as independent trustees under applicable NYSE rules and SEC criteria and are Independent Trustees under the Company's Declaration of Trust and Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Independent Trustees' relationships with RMR and the companies to which RMR and its affiliates provide management and advisory services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his judgment in connection with his duties and responsibilities as an Independent Trustee or that could otherwise be a direct or indirect material relationship under applicable NYSE standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee has adopted a written charter, which is available on the Company's website, www.hptreit.com, by clicking on "Investors" and then "Governance." Shareholders may also request copies free of charge by writing to the Company's Secretary, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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The Audit, Compensation and Nominating and Governance Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each committee. The Chairs of the Audit, Compensation and Nominating and Governance Committees set the agendas for their respective committee meetings but committee members, the Company's Managing Trustees, members of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of the standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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 Audit Committee

William A. Lamkin* Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Bruce M. Gans, M.D., John L. Harrington
Meetings Held in 2014: 7

Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's accounting and financial reporting processes; (iii) compliance with legal and regulatory requirements; (iv) the Company's independent auditors' qualifications and independence; and (v) the performance of the Company's internal audit function and independent auditors. Under its charter, the Audit Committee has the final authority and responsibility to select the Company's independent auditors and to appoint the Company's Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Harrington is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the NYSE. The Board's determination that Mr. Harrington is the Audit Committee's financial expert was based upon his experience as: (i) Executive Director of a large charitable organization; (ii) Chief Executive Officer of a major professional sports business; (iii) a member of the Audit Committee and of the audit committees of other publicly owned companies; (iv) a certified public accountant; (v) a Director of a large national bank; and (vi) a college assistant professor of accounting. Additionally, the Board has determined that Mr. Harrington's simultaneous service on the audit committees of Government Properties Income Trust, Senior Housing Properties Trust and RMR Real Estate Income Fund will not impair his ability to effectively serve as a member of the Company's Audit Committee.

* Mr. Lamkin was appointed Committee Chair in 2009.

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 Compensation Committee

John L. Harrington* Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the interests of the Company's shareholders and to diligently monitor and assess the performance of, and the fees paid to, the Company's manager, RMR."

Additional Committee Members: Bruce M. Gans, M.D., William A. Lamkin
Meetings Held in 2014: 6

Primary Responsibilities:
The Compensation Committee's primary responsibilities include: (i) reviewing the terms of RMR's business management and property management agreements with the Company, evaluating the performance of RMR under those agreements, approving the fees and certain other costs that the Company is required to pay under those agreements and making determinations regarding continuance of or changes to those agreements; (ii) evaluating the performance of the Company's President and determining and approving any compensation, including any equity compensation, paid directly by the Company to the President; (iii) reviewing and approving any compensation that the Company directly pays to its Treasurer and any other executive officer of the Company who is also a senior executive of RMR; (iv) evaluating the performance of the Company's Director of Internal Audit and determining the compensation payable to him and the costs of the Company's internal audit function generally; (v) evaluating, approving and administering all of the Company's equity compensation plans; (vi) evaluating whether the Company's executive compensation programs encourage appropriate levels of risk taking by the Company's executives; and (vii) reviewing and considering the incentives and risks associated with the Company's compensation policies and practices.

Independence:
Each member of the Compensation Committee meets the independence requirements of the NYSE.

* Mr. Harrington was appointed Committee Chair in 2008.

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 Nominating and Governance Committee

Bruce M. Gans, M.D.* Committee Chair

"The Nominating and Governance Committee endeavors to assist the Board in its commitment to selecting the most qualified Trustees and implementing effective corporate governance to protect the long-term interests of the Company and its shareholders."

Additional Committee Members: John L. Harrington, William A. Lamkin
Meetings Held in 2014: 3

Primary Responsibilities:
The responsibilities of the Nominating and Governance Committee include: (i) identifying individuals qualified to become members of the Board and recommending to the Board the nominees for Trustee for each Annual Meeting of Shareholders or when Board vacancies occur; (ii) reviewing and assessing the Board's leadership structure; (iii) developing and recommending to the Board governance guidelines; and (iv) evaluating the performance of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE.

* Dr. Gans was appointed Committee Chair in 2009.

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Board Oversight of Risk

The Board is elected by the shareholders to oversee shareholders' long-term interest in the Company's business and its financial strength. In order to fulfill its responsibilities, the Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations and proper governance. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

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The Board oversees risk management.

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Board committees, which meet regularly and report back to the Board, play significant roles in carrying out the risk oversight function.

•
RMR and the Company's officers and Director of Internal Audit help evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by RMR, and RMR and the Company's officers and Director of Internal Audit implement risk management in their activities.

In discharging their oversight responsibilities, the Board and Board committees regularly review a wide range of reports provided to them by RMR and other service providers, including:

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reports on market and industry conditions;

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operating and compliance reports;

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financial reports;

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reports on risk management activities;

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regulatory and legislative updates that may impact the Company;

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reports on the security of the Company's information technology processes and the Company's data; and

•
legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR, management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which meets at least quarterly and reports its findings to the Board, performs a lead role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal controls. The Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes, periodically meets with the Company's Director of Internal Audit to review the results of the Company's internal audits and directs or

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recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee also evaluates the performance of the Company's Director of Internal Audit and RMR's performance under the Company's business and property management agreements, including any perceived risks created by RMR's compensation under those agreements. Also, the Compensation Committee and the Board consider the fact that the Company has a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. The Company believes that the use of share grants vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the factors included in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in the Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

The Board believes that accountability to shareholders is a mark of good governance and critical to the Company's success. To that end, the Board has established dedicated resources to actively engage with shareholders on a variety of topics to ensure that the Company is addressing their questions, concerns and priorities, to seek input and to provide perspective on Company policies and practices. As a result of shareholder engagements, the Company is beginning this year to implement the annual election of Trustees, as approved by shareholders at the 2014 Annual Meeting of Shareholders.

In addition to this direct engagement, a number of mechanisms allow shareholders to effectively communicate a point of view to the Board, including:

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the ability to nominate candidates for election to the Board;

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the advisory vote to approve named executive officer compensation, which is held each year in accordance with shareholders' previously selected frequency for holding this vote;

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the ability to direct communications to individual Trustees or the entire Board; and

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the ability to attend and voice opinions at the Annual Meeting of Shareholders.

Communication with the Board of Trustees

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications can be addressed to Trustees in care of the Secretary, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or sent by filling out a report at the Company's website, www.hptreit.com. In addition, shareholders and other interested parties may call the Company's toll-free confidential message system at (866) 511-5038.

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Code of Business Conduct and Ethics

In December 2014, the Company adopted revisions to the Code to, among other things:

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clarify that senior level officers of RMR, which provides management services to the Company, are subject to the Code and that other employees of RMR are subject to the Code to the extent involved in RMR's services to the Company;

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prohibit members of the Board, the Company's executive officers and additional designated insiders from (i) engaging in short sale transactions, trading publicly traded options or engaging in hedging transactions with respect to the Company's securities, (ii) pledging Company securities or (iii) holding Company securities in a margin account;

•
set quarterly blackout periods during which members of the Board, the Company's executive officers and additional designated insiders may not engage in open market transactions in Company securities;

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include provisions and guidelines to facilitate the use of 10b5-1 trading plans;

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enhance guidelines on limitations on political contributions and activities by or on behalf of the Company and set pre-clearance and notification procedures for political contributions or similar expenditures that may be made by the Company or certain covered persons; and

•
remind covered persons that they need to comply with laws restricting the ability of the Company and its employees to give gifts, including meals and entertainment, to public officials and employees.

The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Company's Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll-free (866) 511-5038; by e-mailing Internal.Audit@hptreit.com; or by filling out a report by visiting the Company's website, www.hptreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline."

Trustee Share Ownership Policy

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. The Company amended its Governance Guidelines in 2014 to codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) June 10, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

Trading Policies

Pursuant to the Company's insider trading policy, Trustees and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any security of the Company. These approval procedures do not apply, however, to regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan offered by the Company.

Additionally, the Company's insider trading policy generally prohibits (i) the Company's Trustees and officers, (ii) the trustees and officers of the Company's subsidiaries, (iii) RMR and its directors and senior level officers and (iv) other employees of RMR, to the extent they are involved in RMR's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of other

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publicly held companies to which RMR provides management services on the basis of material, non-public information learned in the course of performing duties for the Company.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 48 for a detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Trustee Nominations and Shareholder Proposals for the 2016 Annual Meeting of Shareholders:    In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2016 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in the Company's Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2016 Annual Meeting of Shareholders:    To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2016 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. Eastern Time on December 2, 2015 and not earlier than November 2, 2015; provided, that, if the date of the 2016 Annual Meeting of Shareholders is more than 30 days earlier or later than June 1, 2016, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (i) notice of the date of the 2016 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2016 Annual Meeting of Shareholders is first made by the Company.

Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before December 2, 2015 in order to be eligible to be included in the proxy statement for the 2016 Annual Meeting of Shareholders; provided, that, if the date of the 2016 Annual Meeting of Shareholders is more than 30 days before or after June 1, 2016, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an annual meeting or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of the Company's Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

•
a Trustee, a nominee for Trustee or an executive officer of the Company;

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•
known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares;

•
an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Trustee, nominee for Trustee, executive officer or more than 5% beneficial owner of Common Shares, and any person (other than a tenant or employee) sharing the household of such Trustee, nominee for Trustee, executive officer or more than 5% beneficial owner of Common Shares; or

•
a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of any related person transactions. Under these Governance Guidelines, the Company may not enter into any transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or any other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company and the Company's shareholders. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by RMR employees (other than the Company's Trustees and executive officers) subject to the Code, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.hptreit.com.

Certain Related Person Transactions

TA:    TA is the Company's former 100% owned subsidiary and the Company's largest tenant, and the Company is TA's largest shareholder. TA was created as a separate public company in 2007 as a result of its spin-off from the Company. As of the date of this proxy statement, the Company owns 3,420,000 common shares, representing approximately 8.9% of TA's outstanding common shares. Mr. Barry Portnoy, one of the Company's Managing Trustees, is a managing director of TA. Mr. Thomas O'Brien, a former officer of the Company prior to the TA spin-off, is President and Chief Executive Officer and the other managing director of TA; he is also an officer of RMR. TA's Chief Financial Officer and General Counsel are also officers of RMR. Mr. Arthur Koumantzelis, who was one of the Company's Independent Trustees prior to the TA spin-off, serves as an independent director of TA.

TA is the lessee of 35% of the Company's real estate properties, at cost, as of December 31, 2014. TA has two leases with the Company, the TA No. 1 lease and the TA No. 2 lease, pursuant to which TA leases 184 travel centers from the Company. The TA No. 1 lease is for 144 travel centers that TA operates under the "TravelCenters of America" or "TA" brand names. The TA No. 2 lease is for 40 travel centers that TA operates under the "Petro" brand name. The TA No. 1 lease expires on December 31, 2022. The TA No. 2 lease expires on June 30, 2024, and may be extended by TA for up to two additional periods of 15 years each.

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Both the TA No. 1 and TA No. 2 leases are "triple net" leases that require TA to pay all costs incurred in the operation of the leased travel centers, including personnel, utility, inventory, customer service and insurance expenses, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those travel centers at which the Company leases the property and subleases it to TA. TA also is required generally to indemnify the Company for certain environmental matters and for liabilities which arise during the terms of the leases from ownership or operation of the leased travel centers. In addition, TA is obligated to pay the Company at lease expiration an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties. The TA No. 1 lease and the TA No. 2 lease also include arbitration provisions for the resolution of disputes.

The TA No. 1 lease requires TA to pay minimum rent to the Company in an amount of $140.1 million per year for the period from February 1, 2012 through December 31, 2022. The TA No. 2 lease requires TA to pay minimum rent to the Company in an amount of $54.2 million per year through June 30, 2024. These minimum rent amounts are exclusive of any increase in minimum rent as a result of subsequent amendments or the Company funding or reimbursing costs of improvements to the leased travel centers.

TA incurs percentage rent payable to the Company under the TA No. 1 lease and TA No. 2 lease, respectively. In each case, the percentage rent equals 3% of increases in nonfuel gross revenues plus 0.3% of increases in gross fuel revenues at the leased travel centers over base amounts. The increases in percentage rents attributable to fuel revenues are subject to a maximum each year that is calculated by reference to changes in the consumer price index. The Company has previously agreed to waive payment of the first $2.5 million of percentage rent that may become due under the TA No. 2 lease and has waived, in aggregate, $1.0 million of such percentage rent as of December 31, 2014, including $0.6 million for the year ended December 31, 2014, pursuant to that waiver. The total amount of percentage rent from TA that the Company recognized (which is net of the waived amount) was $2.9 million for the year ended December 31, 2014. Taking into account the increases in minimum rents due to both the Company's funding of improvements at leased properties and lease amendments previously entered, as of December 31, 2014, TA's annual minimum rents payable under the TA No. 1 and the TA No. 2 leases were $165.0 million and $62.0 million, respectively. The annual minimum rent amount presented for the Company's TA No. 1 lease includes approximately $5.3 million of ground rent paid by TA for properties the Company leases and subleases to TA.

Under the TA No. 1 and No. 2 leases, TA may request that the Company fund approved amounts for renovations, improvements and equipment at the leased travel centers in return for increases in TA's minimum annual rent according to the following formula: the minimum rent per year will be increased by an amount equal to the amount funded by the Company multiplied by the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury interest rate plus 3.5%. The Company is not required to fund these improvements and TA is not required to sell them to the Company. The Company funded $66.1 million in 2014 for qualifying capital improvements and TA's minimum annual rent payable to the Company increased by approximately $5.6 million as a result.

In 2008, the Company entered into a rent deferral agreement with TA which the Company and TA subsequently amended in 2011. Pursuant to the deferral agreement, TA was permitted to defer up to $150.0 million of rent payable to the Company. TA was not permitted to defer any additional amounts of rent after December 31, 2010. As of December 31, 2010, TA had deferred, in aggregate, $150.0 million of rent, which remained outstanding as of December 31, 2014. The deferral agreement also included a prohibition on share repurchases and dividends by TA while any deferred rent remains unpaid. Pursuant to the deferral agreement, $107.1 million of TA's deferred rent will be due and payable on December 31, 2022, and the remaining $42.9 million will be due and payable on June 30, 2024. Interest ceased to accrue on deferred rent owed to the Company by TA beginning on January 1, 2011; however, the deferred rent amounts shall be accelerated and interest shall begin to accrue on the deferred rent amounts if certain events provided in the deferral agreement occur, including a change of control of TA, as defined in that agreement. In connection with the deferral agreement, the Company entered into a registration rights agreement with TA, which provides the Company with certain rights to require TA to

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conduct a registered public offering with respect to the TA common shares issued to the Company pursuant to the deferral agreement, which rights continue through the date that is twelve months following the latest of the expiration of the terms of the TA No. 1 lease and the TA No. 2 lease.

The Company recognized rental income of $225.4 million in 2014 under its leases with TA.

On August 13, 2013, a travel center located in Roanoke, VA that the Company leased to TA under the TA No. 1 lease was taken by eminent domain proceedings brought by the Virginia Department of Transportation ("VDOT") in connection with certain highway construction. The TA No. 1 lease provides that the annual rent payable by TA to the Company is reduced by 8.5% of the amount of the proceeds the Company receives from the taking or, at the Company's option, the fair market value rent of the property on the commencement date of the TA No. 1 lease. In January 2014, the Company received proceeds from the VDOT of $6.2 million, which is a substantial portion of the VDOT's estimate of the value of the property, and as a result the annual rent payable by TA to the Company under the TA No. 1 lease was reduced by $0.5 million effective January 6, 2014. The Company and TA are challenging the VDOT's estimate of this property's value and we expect that the final resolution of this matter will take considerable time. Following the VDOT taking, the Company entered a lease agreement with the VDOT to lease this property for $40 thousand per month; the Company entered into a sublease with TA for TA to continue operating the property as a travel center and TA became responsible to pay this VDOT lease rent. Following expiration of this lease, in November 2014, this property was surrendered to the VDOT.

On July 14, 2014, the Company agreed to purchase and lease to TA under the TA No. 1 lease land adjacent to a travel center that the Company owns in Florence, KY. On August 25, 2014, the Company terminated the purchase agreement because of issues raised during the Company's diligence of this acquisition.

On September 23, 2014, the Company exercised its option to purchase the land and improvements at the travel center it leases in Waterloo, NY. The Company currently subleases that travel center to TA. The Company expects this transaction to close in October 2015 and that, following this purchase, the Company will directly lease this travel center to TA.

RMR provides management services to both the Company and TA and certain of TA's executive officers are officers of RMR. At the time TA became a separate publicly owned company as a result of the distribution of its shares to the Company's shareholders, TA entered a management and shared services agreement with RMR. In addition, in connection with TA's spin-off, TA entered a transaction agreement with the Company and RMR, pursuant to which TA granted the Company a right of first refusal to purchase, lease, mortgage or otherwise finance any interest TA owns in a travel center before it sells, leases, mortgages or otherwise finances that travel center to or with another party, and TA also granted the Company and any other company managed by RMR a right of first refusal to acquire or finance any real estate of the types in which the Company or they invest before TA does. TA also agreed that for so long as TA is a tenant of the Company it will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct the management and policies of TA or any of its subsidiary tenants or guarantors under its leases with the Company; the sale of a material part of the assets of TA or any such tenant or guarantor; or the cessation of certain continuing directors constituting a majority of the board of directors of TA or any such tenant or guarantor. Also, TA agreed not to take any action that might reasonably be expected to have a material adverse impact on the Company's ability to qualify as a REIT and to indemnify the Company for any liabilities the Company may incur relating to TA's assets and business. The transaction agreement includes arbitration provisions for the resolution of disputes.

RMR:    The Company has no employees. The personnel and various services the Company requires to operate its business are provided to the Company by RMR. The Company has two agreements with RMR to provide management and administrative services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the property level operations of the office building component of only one property in Baltimore, MD, which also includes a Royal Sonesta hotel.

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One of the Company's Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. The Company's other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of RMR. Each of the Company's executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy. Certain of TA's and Sonesta's executive officers are officers of RMR. The Company's Independent Trustees also serve as independent directors or independent trustees of other companies to which RMR or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of all of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as the Company's officers and officers of other companies to which RMR or its affiliates provide management services.

The Board has given the Compensation Committee, which is comprised exclusively of Independent Trustees, authority to act on the Company's behalf with respect to the Company's management agreements with RMR. The Company's Governance Guidelines and the charter of the Compensation Committee together require the committee to annually review the terms of these agreements, evaluate RMR's performance under the agreements and determine whether to renew, amend or terminate the management agreements.

Under the business management agreement:

  •
  The annual amount of the base management fee to be paid to RMR by the Company for each applicable period is equal to the lesser of:

  ◦
  the sum of (a) 0.7% of the average aggregate historical cost of the Company's real estate investments up to $250.0 million, plus (b) 0.5% of the average historical cost of the Company's real estate investments exceeding $250.0 million; and

  ◦
  the sum of (a) 0.7% of the average closing price per Common Share on the NYSE, during such period, multiplied by the average number of Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Average Market Capitalization"), up to $250.0 million, plus (b) 0.5% of the Average Market Capitalization exceeding $250.0 million.

    The average aggregate historical cost of the Company's real estate investments includes the Company's consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves.

  •
  Although the fee calculation is stated in annual percentages, the base management fee is paid monthly to RMR, 90% in cash and 10% in Common Shares, which are fully-vested when issued. The number of Common Shares to be issued in payment of the base management fee for each month equals the value of 10% of the total base management fee for that month divided by the average daily closing price of Common Shares during that month.

  •
  The incentive management fee which may be earned by RMR for an annual period is an amount, subject to a cap based on the value of Common Shares outstanding, equal to 12% of the product of (a) the Company's equity market capitalization on the last trading day on the year immediately prior to the relevant measurement period, and (b) the amount (expressed as a percentage) by which the total returns per share realized by the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL US REIT Hotel Index

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    (in each case subject to certain adjustments) for the relevant measurement period. The measurement periods are generally three-year periods ending with the year for which the incentive management fee is being calculated, with shorter periods applicable in the case of the calculation of the incentive management fee for 2014 (one year) and 2015 (two years).

  •
  The incentive management fee is payable in Common Shares, with one-third of Common Shares issued in payment of an incentive management fee vested on the date of issuance, and the remaining two-thirds vesting thereafter in two equal annual installments. If the issuance of Common Shares in payment of a portion of the base management fee or incentive management fee would be limited by applicable law and regulations, such portion of the applicable fee is instead paid in cash. All Common Shares issued in payment of the incentive management fee shall be fully vested upon termination of the business management agreement, subject to certain exceptions. In addition, RMR may, in certain circumstances, be required to return to the Company or forfeit some or all of the Common Shares paid or payable to it in payment of the incentive management fee.

  •
  RMR and certain eligible transferees of Common Shares issued in payment of the base management fee or incentive management fee are entitled to demand registration rights, exercisable not more frequently than twice per year, and to "piggy-back" registration rights, with certain expenses to be paid by the Company. The Company and applicable selling shareholders also have agreed to indemnify each other (and their officers, trustees, directors and controlling persons) against certain liabilities, including liabilities under the Securities Act of 1933, as amended, in connection with any such registration.

The terms of the business management agreement described above were approved by the Company's Compensation Committee, which is comprised solely of the Company's Independent Trustees, and the terms of the incentive fee were developed by the Compensation Committee in consultation with FTI Consulting, Inc., an independent compensation consultant.

The Company's property management agreement with RMR provides for management fees equal to 3.0% of gross collected rents and construction supervision fees equal to 5.0% of construction costs with respect to the one office property that is subject to that agreement.

Pursuant to the business management agreement and property management agreement with RMR, the Company recognized business management and property management fees of $37.7 million for 2014. In accordance with the terms of the business management agreement, the Company issued, in aggregate, 119,664 Common Shares to RMR as payment for a portion of the base business management fee the Company recognized for 2014. No incentive fee was payable to RMR under the business management agreement for 2014.

RMR also provides internal audit services to the Company in return for the Company's share of the total internal audit costs incurred by RMR for the Company and other publicly owned companies to which RMR or its affiliates provide management services, which amounts are subject to approval by the Compensation Committee. The Company's Audit Committee appoints the Company's Director of Internal Audit. The Company's share of RMR's costs of providing this internal audit function was approximately $0.3 million for 2014. These allocated costs are in addition to the business and property management fees the Company paid to RMR.

At December 31, 2014, the Company owed RMR $3.4 million for business and incentive management fees, and internal audit services.

The Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR on its behalf. The Company is generally not responsible for payment of RMR's employment, office or administration expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR employees assigned to work exclusively or partly for the one office building which is the subject of the property management agreement, the

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Company's share of the wages, benefits and other related costs of centralized accounting personnel and the Company's share of the staff employed by RMR who perform the Company's internal audit function. Pursuant to the business management agreement, RMR may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR and other companies to which RMR provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

The current terms of both the business management agreement with RMR and the Company's property management agreement with RMR end on December 31, 2015 and automatically renew for successive one-year terms unless the Company or RMR gives notice of non-renewal before the end of an applicable term. On May 9, 2014, the Company and RMR entered into amendments to the business management agreement and property management agreement, which were approved by the Compensation Committee, comprised solely of Independent Trustees. As amended, RMR may terminate the agreements upon 120 days' written notice. Prior to these amendments, RMR could terminate the agreements upon 60 days' written notice and could also terminate the property management agreement upon five business days' notice if the Company underwent a change of control. Both prior to and after giving effect to these amendments, the Company has the right to terminate the agreements upon 60 days' written notice, subject to approval by a majority vote of the Company's Independent Trustees. As amended, if the Company terminates or elects not to renew the business management agreement other than for cause, as defined, the Company is obligated to pay RMR a termination fee equal to 2.75 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination. In addition, if the Company terminates or elects not to renew the property management agreement other than for cause, as defined, the Company is obligated to pay RMR a termination fee equal to 12 times the average monthly property management fee for the six months prior to the effective date of the nonrenewal or termination. The amendments provide for certain proportional adjustments to the termination fees if the Company merges with another real estate investment trust to which RMR is providing management services or if the Company spins-off a subsidiary of the Company to which the Company contributed properties and to which RMR is providing management services both at the time of the spin-off and on the date of the expiration or termination of the agreement. Also, as amended, RMR agrees to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR. Both the business management agreement with RMR and the property management agreement with RMR include arbitration provisions for the resolution of disputes.

Under the business management agreement with RMR, the Company acknowledges that RMR may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to those of the Company and that the Company is not entitled to preferential treatment in receiving information, recommendations and other services from RMR.

Under the Company's 2012 Equity Compensation Plan (the "Share Award Plan"), the Company grants restricted shares to certain employees of RMR, some of whom are the Company's officers. The Company granted a total of 79,725 restricted shares with an aggregate value of $2.3 million to such persons in 2014, based upon the closing price of Common Shares on the NYSE on the date of grant. One fifth of those restricted shares vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These share grants to RMR employees are in addition to the fees the Company pays to RMR.

On occasion, the Company has entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan. Additionally, each of the Company's President and Chief Operating Officer and Treasurer and Chief Financial Officer received grants of

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restricted shares of other companies to which RMR provides management services, including TA, in their capacities as officers of RMR.

The Company expects to enter into a lease agreement during the first quarter of 2015 with RMR for RMR to lease from the Company an aggregate of 1,685 square feet of office space for one of RMR's regional offices for an aggregate annual GAAP rent of $34 thousand.

Sonesta International Hotels Corporation ("Sonesta"):    In January 2012, pursuant to a series of transactions, the Company effectively acquired entities that owned the Royal Sonesta Hotel Boston in Cambridge, MA, (the "Cambridge Hotel"), and had leasehold interests in the Royal Sonesta Hotel New Orleans in New Orleans, LA (the "New Orleans Hotel"), for approximately $150.5 million. In connection with these transactions, the Company entered hotel management agreements with Sonesta that provide for Sonesta to manage for the Company each of the Cambridge Hotel and the New Orleans Hotel. Since that time, the Company has rebranded additional hotels that it owns to Sonesta brands and management, and as of December 31, 2014, Sonesta was managing 22 of the Company's hotels pursuant to long-term management agreements. The Company currently leases all hotels that it owns and which are managed by Sonesta to one of the Company's taxable REIT subsidiaries.

The management agreements for the Company's full service hotels managed by Sonesta provide that the Company is paid a fixed minimum return equal to 8% of the Company's invested capital, as defined in the management agreements, if gross revenues of the hotel, after payment of hotel operating expenses and management and related fees to Sonesta (other than the incentive fee described below, if applicable), are sufficient to do so. The Company is to be paid an additional amount based upon the hotel's operating profit, as defined in the management agreements, after payment of Sonesta's incentive fee, if applicable. After payment of specified hotel operating expenses from the hotel's gross revenues, Sonesta is entitled to receive a base management fee equal to 3% of gross revenues. Additionally, under the management agreements, Sonesta is entitled to a reservation fee equal to 1.5% of gross room revenues, as defined in the management agreements, a system fee for centralized services of 1.5% of gross revenues, a procurement and construction supervision fee in connection with renovations equal to 3% of third party costs and an incentive fee equal to 20% of the hotel's operating profit after reimbursement to the Company and to Sonesta of certain advances, and payment to the Company of the Company's minimum returns. The management agreements expire in January 2037, and will be extended automatically for up to two successive 15-year renewal terms unless Sonesta elects not to renew the management agreements. The Company has the right to terminate the management agreements after three years without cause upon payment of a termination fee. The Company also has the right to terminate the management agreements without a termination fee if the Company's minimum return is less than 6% of the Company's invested capital during any three of four consecutive years. Both the Company and Sonesta have the right to terminate the management agreements upon a change of control, as defined in the management agreements, of the other party, and under certain other circumstances which, in the case of termination by Sonesta, may require the payment of a termination fee. Under the management agreements, the termination fee is an amount equal to the present value of the payments that would have been made to Sonesta between the date of termination and the scheduled expiration date of the agreements' current term as a base fee, reservation fee, system fee and an incentive fee, each as defined in the management agreements, if the agreements had not been terminated, calculated based upon the average of each of such fees earned in each of the three years ended prior to the date of termination and discounted at an annual rate equal to 8%. The management agreements for the Company's limited service hotels managed by Sonesta are substantially the same as the management agreements for the Company's full service Sonesta managed hotels, except that the base management fee payable to Sonesta is 5% of gross revenues and the Company's required working capital advance per room is less for the limited service hotels.

The Company and Sonesta are parties to a pooling agreement that combines the Company's hotel management agreements with Sonesta for purposes of calculating gross revenues, payment of hotel operating expenses, payment of fees and distributions and the calculation of minimum returns due to the Company. The Company refers to this agreement and combination of hotels and management agreements as the Sonesta agreement.

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Pursuant to the Company's management agreements with Sonesta, the Company incurred management, system, reservation fees and reimbursement of certain guest loyalty, marketing program and third party reservation transmission expenses payable to Sonesta of $17.8 million for 2014. In addition, the Company also incurred procurement and construction supervision fees payable to Sonesta in connection with capital expenditures at the Company's hotels managed by Sonesta of $3.3 million for 2014. Under the Company's hotel management agreements with Sonesta, routine property maintenance, which is expensed, is an operating expense of the hotels and improvements and periodic renovations, which are capitalized, are funded by the Company. At December 31, 2014, the Company owed Sonesta $5.3 million for capital expenditure reimbursements and overpayment of minimum returns advanced.

Under the Company's management agreements with Sonesta, the costs of advertising, marketing, promotional and public relations programs and campaigns, including "frequent stay" rewards programs, that are allocated and intended for the benefit of all the Sonesta hotels the Company owns, incurred by Sonesta are subject to reimbursement by the Company or otherwise treated as operating expenses of the Company's hotels, subject to the Company's approval of the applicable marketing program and cost allocation. Sonesta has developed a guest loyalty program and marketing program for the Sonesta hotels. The Board and Independent Trustees agreed. The Company reimburses Sonesta for these programs at rates not to exceed: 1.0% of the applicable hotel's room revenues for the Sonesta guest loyalty program; 1.0% of the total revenues from the Company's Sonesta managed hotels for the Sonesta marketing program; and 0.8% of the applicable hotel's room revenues for Sonesta's third party reservation transmission expenses.

In September 2013, the Company entered an agreement to acquire a hotel in Orlando, FL for a purchase price of $21.0 million, excluding closing costs, which the Company intended to rebrand as a Sonesta hotel. On February 27, 2014, the Company terminated this agreement because of issues which arose during the Company's diligence of this acquisition.

On April 29, 2014, the Company sold our Sonesta ES Suites in Myrtle Beach, SC. In connection with this sale, the hotel management agreement with Sonesta for this property was terminated and this property was removed from the Sonesta agreement.

On May 30, 2014, the Company acquired a hotel in Ft. Lauderdale, FL and this hotel has been rebranded as a Sonesta hotel. Sonesta is managing this pursuant to a hotel management agreement on terms consistent with our other hotel management agreements with Sonesta and that hotel management agreement was added to the Sonesta agreement.

The stockholders of Sonesta are Mr. Barry Portnoy and Mr. Adam Portnoy, who are the Company's Managing Trustees, and they also serve as directors of Sonesta. Sonesta's Chief Executive Officer is an officer of RMR and other officers and employees of Sonesta are former employees of RMR. RMR also provides certain services to Sonesta. The Company's agreements with Sonesta include arbitration provisions for the resolution of disputes.

Affiliates Insurance Company ("AIC"):    The Company, RMR, TA and four other companies to which RMR provides management services currently own Affiliates Insurance Company ("AIC"), an Indiana insurance company, and are parties to an amended and restated shareholders agreement regarding AIC. On May 9, 2014, as a result of a change in control of EQC, as defined in the amended and restated shareholders agreement, the Company and the other AIC shareholders purchased pro rata the AIC shares EQC owned in accordance with the terms of that agreement. Pursuant to that purchase, the Company purchased 2,857 AIC shares from EQC for $0.8 million. Following these purchases, the Company and the other remaining six AIC shareholders each owns approximately 14.3% of AIC.

All of the Company's Trustees and most of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. The Company's Governance Guidelines provide that any material transaction between the Company and AIC shall be reviewed, authorized and approved or ratified by the affirmative votes of both a majority of the Board and

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a majority of the Company's Independent Trustees. The shareholders agreement among the Company, the other shareholders of AIC and AIC includes arbitration provisions for the resolution of disputes.

In June 2014, the Company and the other shareholders of AIC renewed their participation in an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. In connection with that renewal, the Company purchased a one-year property insurance policy providing $500.0 million of coverage, with respect to which AIC is a reinsurer of certain coverage amounts. The Company paid AIC a premium, including taxes and fees, of approximately $0.5 million in connection with that policy, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in the policy.

The Company periodically considers the possibilities for expanding its insurance relationships with AIC to include other types of insurance and may in the future participate in additional insurance offerings AIC may provide or arrange. The Company may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but it is not obligated to do so. By participating in this insurance business with RMR and the other companies to which RMR provides management services, the Company expects that it may benefit financially by possibly reducing its insurance expenses or by realizing its pro rata share of any profits of this insurance business.

Directors' and Officers' Liability Insurance:    In June 2014, the Company, RMR and four other companies to which RMR then provided management services extended the Company's and their combined directors' and officers' liability insurance policy providing $10.0 million in aggregate primary non-indemnifiable coverage and $5.0 million in aggregate excess coverage, and the Company extended with an unrelated third party insurer a separate directors' and officers' liability insurance policy providing $5.0 million in coverage, in each case for an interim period. The Company paid aggregate premiums of approximately $50 thousand for these extensions. In September 2014, the Company purchased a two-year combined directors' and officers' insurance policy with RMR and five other companies to which RMR or its affiliates provide management services that provides $10.0 million in aggregate primary coverage, including certain errors and omission coverage. At that time, the Company also purchased separate additional one-year directors' and officers' liability insurance policies that provide $20.0 million of aggregate excess coverage plus $5.0 million of excess non-indemnifiable coverage. The total premium payable by the Company for these policies purchased in September 2014 was approximately $0.6 million.

The foregoing descriptions of the Company's agreements with TA, RMR, Sonesta and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov.

The Company believes that its agreements with TA, RMR, Sonesta and AIC are on commercially reasonable terms. The Company also believes that its relationships with RMR, TA, Sonesta and AIC and their affiliated and related persons and entities benefit the Company, and, in fact, provide the Company with competitive advantages in operating and growing its business.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Trustees and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

•
to file reports of their ownership of Common Shares with the SEC and the NYSE; and

•
to furnish the Company with copies of the reports.

The Company received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on its review of the reports and representations, the Company believes that all Section 16(a) reports were filed timely in 2014.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Trustee, each Trustee nominee, each individual named in the 2014 Summary Compensation Table on page 52, and the Company's Trustees, Trustee nominees and executive officers as a group, all as of March 31, 2015. Unless otherwise noted, voting power and investment power in Common Shares are exercisable solely by the named person.

Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information

Barry M. Portnoy	549,957.375	Less than 1%	Includes 82,871.25 Common Shares owned by RMR, of which RMR Trust is the sole member. Mr. Barry Portnoy is the Chairman, majority owner and a director of RMR, and the Chairman, majority beneficial owner and a trustee of RMR Trust. The Common Shares owned by RMR were issued as a portion of the management fee paid by the Company to RMR pursuant to the business management agreement between the Company and RMR.
Adam D. Portnoy	203,302.75	Less than 1%
			Includes 67,803.75 Common Shares owned by RMR, of which RMR Trust is the sole member. Mr. Adam Portnoy is the President and Chief Executive Officer, an owner and a director of RMR, and the President and Chief Executive Officer, a beneficial owner and a trustee of RMR Trust. The Common Shares owned by RMR were issued as a portion of the management fee paid by the Company to RMR pursuant to the business management agreement between the Company and RMR.

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John G. Murray	74,400	Less than 1%
Ethan S. Bornstein	59,150	Less than 1%
Mark L. Kleifges	58,500	Less than 1%
John L. Harrington	23,760.038	Less than 1%
William A. Lamkin	15,000	Less than 1%
Bruce M. Gans, M.D.	14,060	Less than 1%	Includes 139 shares held in trust.

All Trustees and executive officers as a group (eight persons)	998,130.163	Less than 1%

*
The address of each identified person or entity is: c/o Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

**
Based on 149,931,202 Common Shares outstanding as of January 21, 2015.

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares outstanding.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355 Vanguard Specialized Funds – Vanguard REIT Index Fund ("Vanguard REIT") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	21,430,282	14.3%	Based solely on a Schedule 13G/A filed with the SEC on February 10, 2015 by Vanguard:

•

Vanguard beneficially owns 21,430,282 Common Shares, and has sole voting power over 306,383 Common Shares, shared voting power over 120,750 Common Shares, sole dispositive power over 21,206,460 Common Shares and shared dispositive power over 223,822 Common Shares.

• Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, beneficially owns 87,162 Common Shares as a result of its serving as investment manager of collective trust accounts.

•

Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, beneficially owns 355,881 Common Shares as a result of its serving as investment manager of Australian investment offerings.

• Based solely on a Schedule 13G filed with the SEC on February 6, 2015 by Vanguard REIT, Vanguard REIT beneficially owns and has sole voting power over 11,119,459 Common Shares.

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BlackRock, Inc. ("BlackRock") 40 East 52nd Street New York, New York 10022	14,060,146	9.4%	Based solely on a Schedule 13G/A filed with the SEC on January 15, 2015 by BlackRock:

•

BlackRock beneficially owns 14,060,146 Common Shares, and has sole voting power over 13,397,865 Common Shares and sole dispositive power over 14,060,146 Common Shares.

• BlackRock is the parent holding company for certain subsidiaries that have acquired the Company's shares and that are listed in that Schedule 13G/A.

*
As of December 31, 2014.

**
The Company's Declaration of Trust and Bylaws place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. Vanguard, however, is an Excepted Person, as defined in the Company's Declaration of Trust, and an "Excepted Holder", as defined in the Company's Bylaws, and therefore is not subject to this ownership limit, subject to certain limitations. The percentages indicated are based on 149,931,202 Common Shares outstanding as of January 21, 2015.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2014 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2014, who are the officers for whom compensation disclosure is required to be made in this proxy statement under SEC rules. For 2014, the Company's named executive officers were:

Name	Title

John G. Murray	President and Chief Operating Officer
Mark L. Kleifges	Treasurer and Chief Financial Officer
Ethan S. Bornstein	Senior Vice President

The Company does not have any employees. The Company's manager, RMR, provides services that otherwise would be provided by employees. The Company's named executive officers are employees of RMR. RMR conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Murray, Kleifges and Bornstein, directly and in its sole discretion in connection with their services rendered to the Company and to RMR. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under the Share Award Plan, discussed below. Except for the restricted share grant agreements discussed below under "Change in Control," none of the Company's named executive officers has an employment agreement with the Company or any agreement that becomes effective upon his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR, it is not involved in compensation decisions made by RMR for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR are described in "Certain Related Person Transactions" beginning on page 36 of this proxy statement.

Compensation Philosophy

The Company's compensation program for its executive officers consists of grants of shares under the Share Award Plan. The Compensation Committee believes that these share grants recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of the Company's shareholders.

Overview of 2014 Compensation Actions

In September 2014, the Chair of the Compensation Committee met with the Managing Trustees and the chairs of the compensation committees of the other public companies for which RMR provides management services. RMR provides management services to the Company, Government Properties Income Trust, Select Income REIT, Senior Housing Properties Trust, Five Star Quality Care, Inc. and TA. The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies managed by RMR), to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR provides such services, to provide a comparative understanding of potential

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share grants by the Company and the other companies to which RMR provides management services and to hear and consider recommendations from the Company's Managing Trustees concerning potential share grants. The share grants made by the other companies managed by RMR are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share grantees and the services provided by grantees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Committee Chair provided a report of the information discussed with the Managing Trustees and others, and made recommendations for share grants to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2014 share grants: (i) the value of the proposed share grants, (ii) the historical awards previously granted to each named executive officer and the corresponding values at the time of the grants, (iii) the recommendations of RMR as presented by the Managing Trustees, (iv) the value of share grants to executive officers providing comparable services at other REITs and companies to which RMR provides management services, (v) changes, if any, in the responsibilities assigned to, or assumed by, each named executive officer during the past year and on a going forward basis, (vi) the length of historical services by each named executive officer, (vii) the responsibilities of each named executive officer and changes in those responsibilities, (viii) the Compensation Committee's perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities and (ix) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee's starting premise each year is to award the Company's named executive officers the same number of shares as they were awarded in the prior year in an effort to meet the recipients' expectations. The Compensation Committee then considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. The named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of executive compensation they receive from the Company.

Analysis of 2014 Grants under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the Share Award Plan to reward the Company's named executive officers and other RMR employees who provide services to the Company and to foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the Share Award Plan providing for the grants of Common Shares. The Compensation Committee has historically determined to use grants of restricted Common Shares rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share grant plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short-term risk taking, the Company has historically granted restricted shares rather than stock options.

The Compensation Committee uses comparative information about other REITs managed by RMR as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also

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considers the size and structure of the other REITs and other RMR managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the other REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2014, the Compensation Committee considered the foregoing factors and decided to award the same 7,500 Common Shares as were awarded in 2013 in accordance with the recommendation of the Company's Managing Trustees and the Chair of the Compensation Committee. In 2014, the Compensation Committee also determined that it would be appropriate to provide that unvested share awards under the Share Award Plan, including those held by the Company's named executive officers, would vest upon the occurrence of certain corporate "change in control" events. For more information on potential payments upon a change in control, see page 54.

The Company determines the fair market value of the shares granted based on the closing price of the Common Shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted Common Shares because it believes that time-based vesting encourages the recipients of the share awards to remain employed by RMR and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four-year time-based vesting schedule to provide an incentive to provide services for a long-term and in consideration of the tax treatment of the share grants to the Company and to the recipients. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that the Company makes, if any, on the Common Shares.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR and at the first meeting of the Board after the Annual Meeting of Shareholders for the Trustees), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long-term returns.

Say on Pay Results

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Annual Meeting of Shareholders. Accordingly, the Company is providing shareholders at the 2015 Annual Meeting of Shareholders with an opportunity to approve the compensation of the named executive officers in this proxy statement. For more information, see Item 3 on page 58 of this proxy statement. In evaluating the Company's compensation process for 2014, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2014 Annual Meeting of Shareholders. The Compensation Committee noted that approximately 95% of votes cast approved the compensation of the named executive officers as

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described in the Company's 2014 proxy statement. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's shareholders on the Company's executive compensation.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2014.

John L. Harrington, Chair Bruce M. Gans, M.D. William A. Lamkin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2014 was a former, officer or employee of the Company. During 2014, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. In 2014, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR provides management services.

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EXECUTIVE COMPENSATION

The following tables, narratives and footnotes discuss the compensation of the Company's President and Chief Operating Officer, the Treasurer and Chief Financial Officer and Senior Vice President during 2014, who are the Company's named executive officers. None of the Company's named executive officers are employed by the Company. The Company's manager, RMR, provides services that otherwise would be provided by employees and compensates the named executive officers directly and in RMR's sole discretion in connection with their services rendered to RMR and to the Company. The Company does not pay the Company's executive officers salaries or bonuses or provide other compensation or employee benefits except for the grants of shares under the Share Award Plan.

2014 Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)*	All Other Compensation ($)**	Total ($)

John G. Murray	2014	$213,750	$21,119	$234,869
President, Chief Operating Officer and	2013	205,650	19,412	225,062
Assistant Secretary	2012	175,140	17,638	192,778

Mark L. Kleifges	2014	213,750	21,119	234,869
Treasurer and Chief Financial Officer	2013	205,650	19,412	225,062
	2012	175,140	17,638	192,778

Ethan S. Bornstein	2014	213,750	21,119	234,869
Senior Vice President	2013	205,650	19,412	225,062
	2012	175,140	17,638	192,778

*
Represents the grant date fair value of shares granted in 2014, 2013 and 2012, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation," or ASC 718. No assumptions are used in this calculation.

**
Consists of cash distributions in the applicable year on unvested shares received in connection with cash distributions the Company paid to all of the Company's shareholders.

2014 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2014 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, at the Company's option, the recipient shall forfeit or the Company may repurchase the Common Shares that have not yet vested for nominal consideration. Holders of vested and unvested shares awarded under the Share Award Plan are eligible to receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

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The following table shows shares granted in 2014, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)*

John G. Murray	9/12/2014	7,500	$213,750
Mark L. Kleifges	9/12/2014	7,500	213,750
Ethan S. Bornstein	9/12/2014	7,500	213,750

*
Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

2014 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)*	Market Value of Shares or Units of Stock That Have Not Vested ($)**

John G. Murray	2014	6,000	$186,000
	2013	4,500	139,500
	2012	2,800	86,800
	2011	1,400	43,400

Mark L. Kleifges	2014	6,000	186,000
	2013	4,500	139,500
	2012	2,800	86,800
	2011	1,400	43,400

Ethan S. Bornstein	2014	6,000	186,000
	2013	4,500	139,500
	2012	2,800	86,800
	2011	1,400	43,400

*
The shares granted in 2014 were granted on September 12, 2014; the shares granted in 2013 were granted on September 13, 2013; the shares granted in 2012 were granted on September 14, 2012; and the shares granted in 2011 were granted on September 16, 2011. One fifth of the shares granted in each of 2014, 2013, 2012 and 2011 vested on the grant date and one fifth of such shares vested or vests on each of the next four anniversaries of the grant date.

**
Equals the number of shares multiplied by the closing price of the Common Shares on December 31, 2014.

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2014 Stock Vested

The following table shows share grants that vested in 2014, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)*

John G. Murray	7,000	$200,140
Mark L. Kleifges	7,000	200,140
Ethan S. Bornstein	7,000	200,140

*
Equals the number of shares multiplied by the closing price on the 2014 dates of vesting of grants made in 2014 and prior years.

Potential Payments upon Termination or Change in Control

From time to time, the Company has entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan. Although the Company has no formal policy, plan or arrangement for payments to employees of RMR in connection with their termination of employment with RMR, the Company may in the future provide on a discretionary basis for similar payments depending on various factors the Company then considers relevant and if the Company believes it is in its best interests to do so.

On September 12, 2014, the Compensation Committee approved grants of 7,500 restricted Common Shares to each of Mr. John Murray, Mark Kleifges and Ethan Bornstein. These grants were valued at $28.50 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant and were made under the Share Award Plan. The form of award letter for each of these grants provides for vesting of the restricted Common Shares in five equal annual installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of certain change of control or termination events with respect to the Company's business and property management agreements with RMR (a "Termination Event").

The following table describes the potential payments to the Company's named executive officers upon a Termination Event as of December 31, 2014.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2014 ($)*

John G. Murray	14,700	$455,700
Mark L. Kleifges	14,700	455,700
Ethan S. Bornstein	14,700	455,700

*
Equals the number of shares multiplied by the closing price of the Common Shares on December 31, 2014.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the year ended December 31, 2014; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

William A. Lamkin, Chair Bruce M. Gans, M.D. John L. Harrington

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PROPOSAL REQUIRING SHAREHOLDER RATIFICATION OF ANY ELECTION BY THE COMPANY TO BE SUBJECT TO THE MARYLAND UNSOLICITED TAKEOVERS ACT (ITEM 2)

Background

Last year, the Company included in its proxy statement for the 2014 Annual Meeting of Shareholders a shareholder proposal requesting the Board to take all steps necessary under applicable law to opt out of Title 3, Subtitle 8 of the Maryland General Corporation Law, also sometimes referred to as the Maryland Unsolicited Takeovers Act ("MUTA"), and to require approval by a majority of the Company's shareholders casting votes before opting back into MUTA. The Board noted that it took no position on the proposal and that it would take into account the shareholder vote on that proposal in determining how to proceed. The proposal received the support of a majority of shareholders. As a result, the Board undertook to study the burdens and benefits that might result from adopting the proposal, including engaging special counsel expert in MUTA and other aspects of Maryland law to provide advice. It was the view of the Company's advisors, including special counsel, that MUTA may provide the board of a Maryland REIT with valuable tools to maximize shareholder value in response to a hostile takeover attempt. Mindful of shareholder concerns, however, the Board sought to balance the opinions of shareholders as evidenced by last year's support of the proposal with the potential benefits of MUTA. As a result of this effort, the Board has crafted a compromise proposal below which, in the Board's view, would allow the Company to take advantage of the potential to use MUTA as a tool to maximize shareholder value subject, however, to shareholder ratification.

Board's MUTA Policy

MUTA was enacted by the Maryland legislature in 1999 to empower boards of Maryland corporations and REITs to adopt certain takeover defenses, including provisions that would force a potential acquirer to negotiate with the target's board for a transaction that is in best interest of the target company and all of its shareholders. Among other defenses, MUTA allows a Maryland corporation or REIT to adopt a classified board without a shareholder vote.

The Board is asking you to approve the following policy which would allow the Company's shareholders to ratify or reject any future election by the Board to be subject to MUTA:

Hospitality Properties Trust
Policy Regarding the Maryland Unsolicited Takeovers Act (the "MUTA Policy")

  If the Company, by action of the Board of Trustees without shareholder approval, elects to be subject to any of the provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law (also sometimes referred to as the Maryland Unsolicited Takeovers Act, or MUTA), (1) the Board will, at a meeting of shareholders called within eighteen months of the date of such election, submit a resolution for approval by Company shareholders to ratify such election to be subject to a MUTA provision, and (2) if shareholders do not approve such resolution by a majority of the shares of the Company voted at such meeting, the Board will promptly take the necessary action to repeal such election.

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Proposed Shareholder Resolution

The Board recommends that you vote FOR the following resolution to indicate your support for the MUTA Policy:

  RESOLVED: That the shareholders of the Company ask the Board to take all necessary steps to adopt and implement the MUTA Policy presented by the Company in its proxy materials for the Company's 2015 Annual Meeting of Shareholders, including the adoption of any necessary conforming amendments to the Company's Bylaws and Governance Guidelines.

If shareholders approve this resolution by the affirmative vote of a majority of the votes cast in person or by proxy at the 2015 Annual Meeting of Shareholders, the Board will adopt amendments to the Company's Bylaws and Governance Guidelines to implement the MUTA Policy.

Rationale for the Company's Proposal

MUTA may provide a board with useful tools to maximize shareholder value in the event of a hostile takeover attempt. MUTA was implemented with the goal to protect Maryland REITs and their shareholders against the potential abuses of hostile takeovers and "provide some protection against an effort by investors or activists with goals other than those typically held by long-term shareholders to seize control of the company on a short-term basis. . ." James J. Hanks, Jr., "Getting Nothing for Something," REIT Zone Publications, September 3, 2014. The Company's shareholders have indicated that they want a right to approve the Board's use of MUTA but, because hostile takeover attempts occur suddenly and opportunistic buyers frequently use coercive and fast-moving tactics which may require the Board to act quickly to protect the best interests of the Company and all of its shareholders, shareholder preapproval may not be practical and may impair the Board's ability to respond quickly to maximize shareholder value.

The Company's proposal aims to strike a balance between giving shareholders the opportunity to approve or disapprove a MUTA election, on the one hand, and the Board's duty to act quickly to protect the best interests of the Company and all of its shareholders, on the other hand.

Due to the fast-moving nature of hostile campaigns, it may not be practical for a board to seek shareholder approval before opting-in to a provision of MUTA. A policy which requires shareholder approval before opting-in to a provision of MUTA would render MUTA effectively meaningless because "a shareholder vote . . . requires an annual or special meeting of shareholders, a process likely to take at least several months, typically not soon enough to provide any timely or effective benefit to a company under attack." Id. Such a policy may eliminate MUTA's protection from short-term, opportunistic parties and impair the ability of the Board to maximize shareholder value. The Board's proposal seeks to respect the right of the Company's shareholders to require the Company to no longer be subject to MUTA while preserving the ability of the Board to act quickly when appropriate.

Vote Required

Approval of this resolution requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2015 Annual Meeting of Shareholders. As an advisory vote, this proposal is not binding on the Company or Board. However, if shareholders approve this resolution, the Board will adopt amendments to the Company's Bylaws and Governance Guidelines to implement the MUTA Policy. The Board has not determined whether it will adopt the MUTA Policy if shareholders fail to approve the proposal.

The Board of Trustees recommends a vote FOR the approval of the proposal requiring shareholder ratification of any election by the Company to be subject to the Maryland Unsolicited Takeovers Act.

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ADVISORY VOTE TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION (ITEM 3)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve, on an advisory basis, the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 48 and the "Executive Compensation" section beginning on page 52. The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Company's Annual Meeting of Shareholders.

The Company does not have any employees. The Company's manager, RMR, conducts the Company's day to day operations on the Company's behalf and provides services to the Company that otherwise would be provided by employees. Each of the Company's named executive officers is an employee of RMR and the officers' services are provided to the Company by RMR. RMR compensates the named executive officers directly and in its sole discretion in connection with the officers' services rendered to the Company and to RMR. None of the named executive officers has an employment agreement with the Company and the Company does not pay them salaries or bonuses, or provide them other compensation or benefits, except for the grants of shares under the Share Award Plan described in the "Compensation Discussion and Analysis" and "Executive Compensation" sections.

In deciding how to vote on this proposal, the Board encourages you to read the "Compensation Discussion and Analysis" section beginning on page 48 for a detailed description of the Company's executive compensation philosophy and program, the compensation decisions the Compensation Committee has made under that program and the factors considered in making those decisions. In particular, you should consider that grants of shares under the Share Award Plan reward the Company's named executive officers and foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards. The Company's award of shares under the Share Award Plan is designed to reward executive performance that contributes to the Company's success and increases shareholder value.

The Board recommends that shareholders vote FOR the following resolution:

  RESOLVED: That the shareholders of the Company approve, on a nonbinding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this proxy statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2015 Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the advisory vote to approve named executive officer compensation.

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RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 4)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2015. Ernst & Young LLP has served as the Company's independent auditors since 2002 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent auditors is in the best interests of the Company and its shareholders.

As a matter of good corporate governance, the Audit Committee submits its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided by Ernst & Young LLP for the fiscal years 2014 and 2013.

	2014 Fees*	2013 Fees

Audit Fees	$1,217,972	$1,228,964
Audit-Related Fees	—	—
Tax Fees	24,500	23,300
All Other Fees	—	—

*
The audit fees amount for 2014 is based on the fees estimate provided by Ernst & Young LLP to and approved by the Audit Committee for services provided to the Company by Ernst & Young LLP, including in connection with the audit of the Company's 2014 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

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Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and applicable Current Reports on Form 8-K and the review of the Company's Quarterly Reports on Form 10-Q.

Audit-Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2014 and 2013 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2014 and 2013 are set forth above. The tax fees charged by Ernst & Young LLP during 2014 and 2013 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2013 and 2012, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with the Company's record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

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Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2015 Annual Meeting of Shareholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2015 Annual Meeting of Shareholders. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

The Board of Trustees recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

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OTHER INFORMATION

Except as described below, the Company has not received notice of, and is not aware of, any business to come before the 2015 Annual Meeting of Shareholders other than the agenda items referred to in this proxy statement. The Board is aware that Unite Here may solicit proxies for and present at the meeting a proposal to opt out of the Maryland Unsolicited Takeovers Act and to require approval by shareholders before opting back in and may also solicit against votes with respect to all Trustee nominees. Unite Here's proposal was excluded from this year's proxy statement pursuant to Rule 14a-8 under the Exchange Act because the Board wanted a clear read of shareholders' views on the Board's proposal without the confusion which would likely be caused by having two proposals on the same topic and because the Board already has an understanding of shareholder views on Unite Here's proposal from last year. If the proposal is properly brought before the meeting, or any adjournment or postponement thereof, it is intended that the persons designated as proxies for the 2015 Annual Meeting of Shareholders in the accompanying WHITE proxy card will use their discretionary voting authority to vote against such proposal. If any other matters properly come before the meeting, or any adjournment or postponement thereof, the persons designated as proxies for the 2015 Annual Meeting of Shareholders in the accompanying WHITE proxy card will vote the proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 31, 2015

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ANNEX I

Certain Information Regarding Participants In This Proxy Solicitation

Under applicable SEC regulations, the Trustees and the Company's executive officers and RMR and certain of its directors, officers and employees may be deemed "participants" in the solicitation of proxies. The following sets forth the name, principal business address and the present office or other principal occupation or employment, and the name, principal business and the address of any corporation or other organization in which such employment is carried on, of the Trustees and each other participant who may solicit proxies from shareholders of the Company. Unless otherwise stated herein, information in this Annex I is as of March 10, 2015.

Trustees and Executive Officers

The principal occupations and business addresses of the Trustees and each of the Company's executive officers who are deemed participants in the solicitation are set forth under the heading "Election of Trustees (Item 1)" beginning on page 15 of this proxy statement.

Other Participants

The principal occupations of each of the executive officers and employees of RMR who may be deemed participants in this solicitation are set forth below, and the principal business address of RMR and each such person listed below is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Participant	Principal Occupation

Jennifer B. Clark	Executive Vice President and General Counsel of RMR
David J. Hegarty	Executive Vice President, Secretary and Director of RMR
David M. Blackman	Executive Vice President of RMR
Thomas M. O'Brien	Executive Vice President of RMR
Richard A. Doyle, Jr.	Senior Vice President of RMR
Timothy A. Bonang	Vice President of RMR, Investor Relations
Katherine Strohacker	Director, Investor Relations
John C. Popeo	Executive Vice President of RMR

Information Regarding Ownership of the Company's Securities by Participants

The number of Common Shares held by the Trustees and the Company's executive officers who may be participants is set forth under "Ownership of Equity Securities of the Company" beginning on page 45 of

 HOSPITALITY PROPERTIES TRUST     2015 Proxy Statement    Annex I-1

this proxy statement. The following table sets forth the beneficial ownership of our Common Shares as of March 10, 2015 of the other participants in this solicitation:

Participant	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Reit Management & Research LLC	150,675	*
Jennifer B. Clark	63,039	*
David J. Hegarty	11,350	*
David M. Blackman	9,000	*
Thomas M. O'Brien	60,675	*
Richard A. Doyle, Jr.	9,150	*
Timothy A. Bonang	2,080	*
Katherine Strohacker	0	*
John C. Popeo	14,650	*

*
Less than 1%

Other Information Regarding Participants

Except as described in this proxy statement (including Annexes I and II hereto) to the best of the Company's knowledge, none of the participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any Common Shares or other securities of the Company or any of its subsidiaries; (ii) owns any securities of the Company of record but not beneficially; (iii) has purchased or sold any of such securities within the past two years; or (iv) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this proxy statement (including Annexes I and II hereto) to the best of the Company's knowledge, none of the participants' associates beneficially owns, directly or indirectly, any of the Company's securities. Other than as disclosed in this proxy statement (including Annexes I and II hereto) to the best of the Company's knowledge, neither the Company nor any of the participants has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon pursuant to this proxy statement or is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this proxy statement (including Annexes I and II hereto) to the best of the Company's knowledge, none of the Company, the participants or any of their affiliates has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than as set forth in this proxy statement (including Annexes I and II hereto) to the best of the Company's knowledge, none of the Company, any of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Other than as set forth in this proxy statement (including Annexes I and II hereto), there are no material legal proceedings in which any of the Trustees or executive officers of the Company is a party adverse to the Company or any of its subsidiaries, or proceedings in which such Trustees or executive officers have a material interest adverse to the Company or any of its subsidiaries. None of the Company or any of the other participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). Subject to certain limitations, the Company's Declaration of Trust and separate indemnification agreements that the Company has entered into require that the Company indemnify and advance expenses to the Trustees and officers.

 HOSPITALITY PROPERTIES TRUST     2015 Proxy Statement    Annex I-2

ANNEX II

Recent Transaction History Of Participants In This Proxy Solicitation

This Annex II sets forth a list of all purchases and sales of our securities made during the last two years by the Company or other persons who may be deemed participants in the Company's solicitation of proxies. These transactions do not include the surrender of Common Shares for the payment of taxes, gifts or transfers to related entities that do not constitute a disposition of beneficial ownership. Unless otherwise stated herein, information in this Annex II is as of March 10, 2015.

In September 2014, the Company issued $350.0 million of 4.50% unsecured senior notes due 2025 in a public offering. Net proceeds from this offering ($342.8 million after underwriting and other offering expenses) were used to repay amounts outstanding under the Company's revolving credit facility, including amounts drawn to fund the redemption of the Company's 5 1/8% Senior Notes described above.

In August 2014, the Company redeemed at par plus accrued interest all $280.0 million of its 5 1/8% Senior Notes due 2015.

In March 2014, the Company issued $350.0 million of 4.65% unsecured senior notes due in 2024 in a public offering. Net proceeds from this offering ($346.0 million after underwriting and other offering expenses) were used to repay amounts outstanding under its revolving credit facility including amounts drawn to fund the redemption of the Company's 7.875% Senior Notes described above.

In February 2014, the Company redeemed at par plus accrued interest all $300.0 million of its 7.875% Senior Notes due 2014.

In November 2013, the Company issued 9,775,000 common shares in a public offering at a price of $28.00 per share and raised net proceeds of approximately $261.7 million (after deducting offering expenses and underwriters' discounts). The net proceeds from this offering were used to repay amounts outstanding under the Company's revolving credit facility and for general business purposes.

In July, 2013, the Company redeemed all of its 6.7 million outstanding shares of 7% Series C Cumulative Redeemable Preferred Shares for $25.00 per share plus accrued and unpaid distributions ($169.0 million in total). the Company funded this redemption with proceeds from its June 2013 senior notes offering.

In June, 2013, the Company issued $300.0 million of 4.5% unsecured senior notes due in 2023 in a public offering. Net proceeds from this offering ($297.1 million after underwriting and other offering expenses) were used for the acquisition of the New Orleans Hotel described above, to fund the redemption of the Company's 7% Series C Cumulative Redeemable Preferred Shares described below and for general business purposes.

In March 2013, the Company issued 16,100,000 common shares in a public offering at a price of $25.55 per share and raised net proceeds of approximately $393.5 million (after deducting offering expenses and underwriters' discounts). The net proceeds from this offering were used to repay amounts outstanding under the Company's revolving credit facility and for general business purposes.

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Acquisitions and Dispositions of the Company's Common Shares

Participant	Acquisition	Disposition	Date

John L. Harrington	2,500		June 10, 2014
	2,000		May 15, 2013
Adam D. Portnoy	4,342		March 6, 2015
	4,775		February 6, 2015
	4,839		January 8, 2015
	4,756		December 5, 2014
	5,076		November 7, 2014
	4,881		October 7, 2014
	4,996		September 8, 2014
	4,882		August 7, 2014
	4,768		July 7, 2014
	2,500		June 10, 2014
	4,919		June 6, 2014
	4,755		May 7, 2014
	5,020		April 7, 2014
	46,141		March 14, 2014
	4,700		March 7, 2014
	5,098		February 7, 2014
	2,000		May 15, 2013
William A. Lamkin	2,500		June 10, 2014
	2,000		May 15, 2013
Barry M. Portnoy	5,306		March 6, 2015
	5,836		February 6, 2015
	5,914		January 8, 2015
	5,812		December 5, 2014
	6,204		November 7, 2014
	5,966		October 7, 2014
	6,106		September 8, 2014
	5,997		August 7, 2014
	5,827		July 7, 2014
	2,500		June 10, 2014
	6,012		June 6, 2014
	5,811		May 7, 2014
	6,135		April 7, 2014
	56,395		March 14, 2014
	5,744		March 7, 2014
	6,230		February 7, 2014
	2,000		May 15, 2013
Bruce M. Gans, M.D.	2,500		June 10, 2014
	2,000		May 15, 2013
John C. Popeo	2,000		September 12, 2014
	2,000		September 13, 2013
Jennifer B. Clark	7,500		September 12, 2014
	7,500		September 13, 2013
David J. Hegarty	1,500		September 12, 2014
	1,500		September 13, 2013
David M. Blackman	2,000		September 12, 2014
	2,000		September 13, 2013
Ethan S. Bornstein	7,500		September 12, 2014
	7,500		September 13, 2013
Mark L. Kleifges	7,500		September 12, 2014
	7,500		September 13, 2013

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Participant	Acquisition	Disposition	Date

Thomas M. O'Brien	5,500		September 12, 2014
	5,500		September 13, 2013
Richard A. Doyle, Jr.	1,500		September 12, 2014
	1,500		September 13, 2013
John G. Murray	7,500		September 12, 2014
	7,500		September 13, 2013
Timothy A. Bonang	700		September 12, 2014
		660	June 16, 2014
		140	June 16, 2014
	700		September 13, 2013

DO NOT DELAY. PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.

 HOSPITALITY PROPERTIES TRUST     2015 Proxy Statement    Annex II-3

THANK YOU

Thank you for being a shareholder and for the trust you have in
Hospitality Properties Trust.

HOSPITALITY PROPERTIES TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 This proxy is solicited on behalf of the Board of Trustees of Hospitality Properties Trust (the “Company”). The undersigned shareholder of the Company hereby appoints Barry M. Portnoy, Jennifer B. Clark and John G. Murray, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2015 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on June 1, 2015, at 9:30 a.m., local time, and any adjournments or postponements thereof (the “meeting”), to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the accompanying proxy statement, which includes the notice of annual meeting of shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. (Continued and to be signed on the reverse side.) Address Changes: ___________________________________________________________________________________________________________________________________ __________________________________________________________________________________________________________________________________________________________ __________________________________________________________________________________________________________________________________________________________ (If you noted any address changes above, please mark the corresponding box on the reverse side.) WHITE PROXY 5TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH HERE5 HOSPITALITY PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS June 1, 2015, 9:30 a.m. Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2015 Annual Meeting of Shareholders of Hospitality Properties Trust will address the following items of business: 1. Election of the Trustees identified in the Proxy Statement to the Company’s Board of Trustees; 2. Approval of a proposal requiring shareholder ratification of any election by the Company to be subject to the Maryland Unsolicited Takeovers Act; 3. Advisory vote to approve named executive officer compensation; 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2015 fiscal year; and 5. Any other business that may properly come before the meeting. The Board of Trustees recommends a vote FOR Proposals 1, 2, 3 and 4. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE AT: www.proxyvoting.com/hptdocuments

3. Advisory vote to approve named executive officer compensation. 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2015 fiscal year. For address changes, please check this box and write them on the back where indicated. You can consent to electronic delivery of all future proxy materials by checking the box to the right, or when authorizing your proxy over the Internet or by telephone. Date: ,2015 Please Sign Here Please Sign Here (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name, by authorized person, indicating title.) PLEASE COMPLETE, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. 5TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH HERE5 FOR AGAINST ABSTAIN PLEASE MARK VOTES AS IN THIS EXAMPLE X AUTHORIZE A PROXY BY INTERNET OR TELEPHONE QUICK . . . EASY . . . IMMEDIATE FOR AGAINST ABSTAIN ( : Authorize a proxy by Internet or telephone 24 hours a day, 7 days a week, up until 11:59 p.m. (Eastern time) on May 31, 2015. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail. AUTHORIZE A PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE A PROXY BY INTERNET: The web address is www.proxyvoting.com/hpt. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. THANK YOU FOR VOTING OPTION B: Press 0 and follow the instructions as prompted to authorize a proxy to vote on each proposal separately. Call . . Toll Free . . On a Touch-Tone Telephone 1-877-210-0269 There is NO CHARGE to you for this call OPTION A: Press 1 to authorize a proxy to vote on each proposal in accordance with the recommendation made by the Board of Trustees. CONTROL NUMBER for Telephone/Internet Voting 1. Election of Trustees. Nominee (for Independent Trustee in Group II): Bruce M. Gans, M.D. Nominee (for Managing Trustee in Group II): Adam D. Portnoy 2. Approval of a proposal requiring shareholder ratification of any election by the Company to be subject to the Maryland Unsolicited Takeovers Act. FOR AGAINST ABSTAIN The Board of Trustees Recommends a Vote FOR Proposals 1, 2, 3 and 4. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

QuickLinks

Notice of 2015 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee
Hospitality Properties Trust Policy Regarding the Maryland Unsolicited Takeovers Act (the "MUTA Policy")